UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-00595
Washington, D.C. 20549	Expires: February 28, 2006
SCHEDULE 14A	Estimated average burden hours per response......... 12.75

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

THE STANLEY WORKS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

SEC 1913 (03-04) Persons who are to respond to the Collection of information contained in this form are not required to respond unless the form displays a currently valid OMB cotrol number.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

March 30, 2006

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of shareholders of The Stanley Works (“Stanley” or the “company”) to be held at 9:30 a.m. on April 26, 2006, at the Stanley Center for Learning and Innovation, 1000 Stanley Drive, New Britain, Connecticut 06053 (see directions, on page 29 hereof).

This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business to be conducted at the Annual Meeting and provides other important information about the company that you should be aware of when you vote your shares.

The Board appreciates and encourages your participation. Whether or not you plan to attend the meeting, it is important that your shares be represented. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED OR REGISTER YOUR VOTE BY TELEPHONE OR ON THE INTERNET AT YOUR EARLIEST CONVENIENCE.

Very truly yours,

/s/ John F. Lundgren

John F. Lundgren
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 30, 2006

To the Shareholders:

The Annual Meeting of shareholders of The Stanley Works will be held at the Stanley Center for Learning and Innovation, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 26, 2006, at 9:30 a.m. for the following purposes:

(1)	To elect two directors to the Board of Directors of The Stanley Works.

(2)	To approve Ernst & Young LLP as independent auditors for the year 2006.

(3)	To approve The Stanley Works 2006 Management Incentive Compensation Plan.

(4)	To approve amendments to The Stanley Works 2001 Long-Term Incentive Plan and The Stanley Works 1997 Long-Term Incentive Plan.

(5)	To vote on a shareholder proposal urging the Board of Directors to take the necessary steps to require that all members of the Board of Directors be elected annually.

(6)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on February 28, 2006 are entitled to vote at the meeting and any adjournment or postponement thereof.

/s/ Bruce H. Beatt

Bruce H. Beatt
Secretary

THE STANLEY WORKS
1000 Stanley Drive
New Britain, Connecticut 06053
Telephone: 860-225-5111

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS APRIL 26, 2006

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Stanley Works, a Connecticut corporation, to be voted at the 2006 Annual Meeting of shareholders, and any adjournment or postponement thereof (the “Annual Meeting”), to be held on the date, at the time and place, and for the purposes set forth in the foregoing notice. No business may be transacted at the Annual Meeting other than the business specified in the notice of the Annual Meeting, business properly brought before the Annual Meeting at the direction of the Board of Directors, and business properly brought before the Annual Meeting by a shareholder who has given notice to the company’s Secretary that was received after January 27, 2006 and before February 26, 2006. No such notice has been received. Management does not know of any matters to be presented at the Annual Meeting other than the matters described in this proxy statement. If, however, other business is properly presented at the Annual Meeting, the proxy holders named in the accompanying proxy will vote the proxy in accordance with their best judgment.

This Proxy Statement, the accompanying notice and the enclosed proxy card are first being mailed to shareholders on or about March 30, 2006.

ITEM 1 — ELECTION OF DIRECTORS

At the 2006 Annual Meeting, the shareholders will elect two directors to the Board of Directors. The nominations to the Board of Directors are set forth below. Those elected as directors will serve until the Annual Meeting of shareholders indicated and until the particular director’s successor has been elected and qualified.

The Board of Directors unanimously recommends a vote FOR the nominees. If for any reason any nominee should not be a candidate for election at the time of the meeting, the proxies may be voted, at the discretion of those named as proxies, for a substitute nominee.

Information Concerning Nominees for Election as Directors

EILEEN S. KRAUS, retired, served as Chairman, Fleet Bank, Connecticut, a subsidiary of Fleet Boston Financial, from 1995 to 2000. She had been President, Shawmut Bank Connecticut, N.A., and Vice Chairman of Shawmut National Corporation since 1992; Vice Chairman, Connecticut National Bank and Shawmut Bank, N.A. since 1990; and Executive Vice President of those institutions since 1987. She is the lead director of Kaman Corporation, a director of Rogers Corporation, and chairman of the advisory board of Iron Bridge Mezzanine Fund.

Mrs. Kraus is 67 years old and has been a director since October 1993. She is Chair of the Corporate Governance Committee and a member of the Audit Committee and the Executive Committee.

If elected, Mrs. Kraus’ term will expire at the 2009 Annual Meeting.

LAWRENCE A. ZIMMERMAN, Senior Vice President and Chief Financial Officer of Xerox Corporation since June 2002. Prior to joining Xerox, Mr. Zimmerman held senior executive finance positions over a 31-year period with IBM. He is a director of Brunswick Corporation.

Mr. Zimmerman is 63 years old and has been a director since July 2005. He is a member of the Audit Committee and the Compensation and Organization Committee.

If elected, Mr. Zimmerman’s term will expire at the 2009 Annual Meeting.

Information Concerning Directors Continuing in Office

JOHN G. BREEN, retired, served as Chairman of The Sherwin-Williams Company from April 1980 to April 2000; he had been Chief Executive Officer from 1979 to 1999. He is a director of MTD Holdings Inc., Goodyear Tire & Rubber Company, and Allegiant Advantage Funds. He also is a Trustee of John Carroll University and of University Hospitals Health Systems.

Mr. Breen is 71 years old and has been a director since July 2000. He is Chair of the Audit Committee and a member of the Executive Committee and the Finance and Pension Committee.

Mr. Breen’s term will expire at the 2007 Annual Meeting.

STILLMAN B. BROWN, Managing General Partner, Harcott Associates, since 1987. Formerly, he was Executive Vice President, Corporate Development of United Technologies Corporation where he was chief financial officer from 1979 until 1986. He is a life member of the Board of Regents of the University of Hartford.

Mr. Brown is 72 years old and has been a director since April 1985. He is Chair of the Finance and Pension Committee and a member of the Audit Committee and the Executive Committee.

Mr. Brown’s term will expire at the 2008 Annual Meeting.

VIRGIS W. COLBERT, retired, served as Executive Vice President, Miller Brewing Company from 1997 to 2005; Senior Vice President — Worldwide Operations from 1995 to 1997; Vice President Operations from 1993 to 1995; and also held other key leadership positions at Miller Brewing from 1979. He is a director of Delphi Corporation, The Manitowoc Company, Inc., and Sara Lee Corporation.

Mr. Colbert is 66 years old and has been a director since July 2003. He is Chair of the Compensation and Organization Committee and a member of the Corporate Governance Committee and the Executive Committee.

Mr. Colbert’s term will expire at the 2007 Annual Meeting.

EMMANUEL A. KAMPOURIS, retired, served as Chairman, President and Chief Executive Officer of American Standard Companies, Inc. from 1989 through 1999. He is a director of Horizon Blue Cross and Blue Shield, Smartdisk Corporation, Click Commerce, Inc., Alticor Inc., and the National Endowment for Democracy, and a member of Oxford University’s Council for the School of Management Studies.

Mr. Kampouris is 71 years old and has been a director since October 2001. He is a member of the Corporate Governance Committee and the Compensation and Organization Committee.

Mr. Kampouris’ term will expire at the 2008 Annual Meeting.

JOHN F. LUNDGREN, Chairman and Chief Executive Officer of The Stanley Works. Mr. Lundgren joined the company March 1, 2004 after having served since 2000 as President — European Consumer Products, of Georgia Pacific Corporation. Formerly, he had held the same position with James River Corporation from 1995–1997 and Fort James Corporation from 1997–2000 until its acquisition by Georgia-Pacific.

Mr. Lundgren is 54 years old and has been a director since March of 2004. He is Chair of the Executive Committee.

Mr. Lundgren’s term will expire at the 2007 Annual Meeting.

KATHRYN D. WRISTON, trustee of the John A. Hartford Foundation since 1991, the Practicing Law Institute since 1975, and Northwestern Mutual since 1986.

Mrs. Wriston is 67 years old and has been a director since April 1996. She is a member of the Compensation and Organization Committee and the Finance and Pension Committee.

Mrs. Wriston’s term will expire at the 2008 Annual Meeting.

Board of Directors

Meetings.  The Board of Directors met seven times during 2005. The various board committees met the number of times shown in parentheses: Executive (0), Audit (5), Corporate Governance (4), Finance and Pension (2), and Compensation and Organization (8). The members of the board serve on the committees described in their biographical material on pages 2–4. With the exception of Mr. Zimmerman, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors on which such director served. Mr. Zimmerman attended two of the three Board meetings held since his appointment as a director; none of the committees to which he was appointed met following his appointment to such committees in December 2005. Although the company has no formal policy regarding attendance by members of the Board of Directors at the company’s Annual Meetings, all but one member of the Board of Directors attended the 2005 Annual Meeting. The Board of Directors has adopted Director Independence Standards which are available free of charge on the “Corporate Governance” section of the company’s website at www.stanleyworks.com and a copy of which is attached as Exhibit 1 hereto. The Board of Directors has made the determination that all of its directors except the Chairman, Mr. Lundgren, are independent according to the Board’s Independence Standards, the applicable rules of the Securities and Exchange Commission and as independence is defined in Section 303A of the New York Stock Exchange listing standards. It is the policy of the Board of Directors that every member of the Audit, Corporate Governance and Compensation and Organization Committees should be an independent director. The charters of each of these committees and the Board of Directors Governance Guidelines are available free of charge on the “Corporate Governance” section of the company’s website at www.stanleyworks.com or upon written request to The Stanley Works, 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations. Changes to any charter, the Board’s Independence Standards or the Corporate Governance Guidelines will be reflected on the company’s website.

Executive Committee.  The Executive Committee exercises all the powers of the Board of Directors during intervals between meetings of the board; however, the Executive Committee does not have the power to declare dividends or to take actions reserved by law to the Board of Directors.

Audit Committee.  The Audit Committee nominates the company’s independent auditing firm, reviews the scope of the audit, approves in advance audit and non-audit services, and reviews with the independent auditors and the internal auditors their activities and recommendations including their recommendations regarding internal controls and critical accounting policies. The Committee meets with the independent auditors, the internal auditors, and management, each of whom has direct and open access to the Committee. The Board of Directors has made the determination that all of the members of the Audit Committee are independent according to the Board’s Independence Standards, the applicable rules of the Securities and Exchange Commission and as independence is defined in Section 303A of the New York Stock Exchange listing standards. Directors who are not Committee members may attend any of the Committee’s meetings they wish to attend. The Board of Directors has determined that John G. Breen meets the requirements for being an Audit Committee Financial Expert as that term is defined in Item No. 401(h) of Regulation S-K and that all members are financially literate under the current New York Stock Exchange listing standards. The Audit Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the company’s website at www.stanleyworks.com.

Corporate Governance Committee.  The Corporate Governance Committee makes recommendations to the board as to board membership and considers names submitted to it in writing by shareholders as well as recommendations from third party search firms, current directors, company officers, employees and others. The Committee recommends directors for board committee membership and committee chairs, and recommends director compensation. The Committee has taken the lead in articulating Stanley’s corporate governance guidelines and establishing a procedure for evaluating board performance. The Committee also approves policy guidelines on charitable contributions. The company’s By-Laws require that any director be a shareholder of the company. While the Committee does not have specific minimum qualifications for potential directors, all director candidates, including those recommended by shareholders, are evaluated on the same basis. Candidates are considered in light of the entirety of their credentials. The Board of Directors has made the determination that all of the members of the Corporate Governance Committee are independent according to the Board’s Independence Standards, applicable rules of the Securities and Exchange Commission and as independence is defined in Section 303A of the New York Stock Exchange listing standards. The Corporate Governance Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website.

Shareholders who wish to submit names to be considered by the Corporate Governance Committee for nomination for election to the Board of Directors should send written notice to the Secretary of the company at its principal executive offices at least 60 days but no more than 90 days prior to the anniversary of the date of the previous year’s annual meeting, which notice should set forth (i) the name, age, business address and residence address of each such person, (ii) the principal occupation or employment of each such person, (iii) the number of shares of capital stock of Stanley that are beneficially owned by each such person, and (iv) such other information concerning each such person as would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of each such nominee.

Compensation and Organization Committee.  The Compensation and Organization Committee determines the compensation of the CEO and reviews and makes recommendations to the Board of Directors with respect to the compensation of the other executive officers. The Committee also administers the company’s executive compensation plans. The Board of Directors has made the determination that all of the members of the Compensation and Organization Committee are independent according to the Board’s Independence Standards, applicable rules of the Securities and Exchange Commission and as independence is defined in Section 303A of the New York Stock Exchange listing standards.

Finance and Pension Committee.  The Finance and Pension Committee advises in major areas concerning the finances of the company and oversees the company’s administration of its qualified and non-qualified defined contribution and defined benefit retirement plans. The Board of Directors has made the determination that all of the members of the Finance and Pension Committee are independent according to the Board’s Independence Standards, applicable rules of the Securities and Exchange Commission and as independence is defined in Section 303A of the New York Stock Exchange listing standards.

Compensation.  Stanley pays its directors who were not employees of the company or any of its subsidiaries an annual retainer and an additional fee to those non-employee directors who serve as committee chairs. The annual retainer fee paid to such directors was $75,000 and the annual fee for committee chairs was $10,000 in 2005. Non-employee directors may defer any or all of their fees in the form of Stanley Common Stock or as cash accruing interest at the five-year treasury bill rate; a director is required to defer his or her fees, in the form of Stanley Common Stock, so long as he or she owns fewer than 7,500 shares. On April 27, 2005, each non-employee director of the company received 2,000 Restricted Stock Units with dividend equivalent rights.

Executive Sessions and Communications with the Board.  The chairpersons of the committees of the Board of Directors preside over executive (non-management) meetings of the Board on a rotating basis. Shareholders or others wishing to communicate with said chairpersons, the Board generally, or any specific member of the Board of Directors may do so by mail, addressed to The Stanley Works, c/o Corporate Secretary, 1000 Stanley Drive, New Britain, Connecticut 06053 or by calling The Stanley Works Ethics Hotline, an independent toll-free service at 1-800-424-2987 (extension 53822).

Business Conduct Guidelines.  The company has adopted a worldwide set of Business Conduct Guidelines applicable to all of its directors, officers and employees and a code of ethics for the CEO and senior financial officers. Copies of these documents are available free of charge on the “Corporate Governance” section of the company’s website at www.stanleyworks.com or otherwise upon request addressed to The Stanley Works, 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations.

Security Ownership of Certain Beneficial Owners

No person or group, to the knowledge of the company, owned beneficially more than five percent of the outstanding common shares as of February 28, 2006, except as shown in this table. As of February 28, 2006, Citibank, N.A. owned of record 12.3% of the outstanding common shares as Trustee under the Stanley Account Value (401(k)) Plan for the benefit of the plan participants.

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class
Common Stock $2.50 par value	Barrow, Hanley, Mewhinney & Strauss, Inc. One McKinney Plaza 2200 Ross Avenue. 31st Floor Dallas, TX 75201-2761	10,383,909 shares (5,505,472 sole power to vote or direct the vote) (4,878,437 shared power to vote or direct the vote) (10,383,909 sole power to dispose or direct the disposition)	12.42%

Security Ownership of Directors and Officers

No director, nominee or executive officer owns more than 1% of the outstanding common shares. As of February 28, 2006, the executive officers and directors as a group owned beneficially approximately 1.8% of the outstanding common shares. The following table sets forth information as of February 28, 2006 with respect to the shareholdings of the directors, nominees, each of the executive officers named in the table on page 6, and all directors, nominees, and executive officers as a group (except with respect to (a) the supplemental account value plan shares shown within footnote 3 below and (b) the shares shown in footnotes 2 and 4 below, the beneficial owner of the shares shown for the most part has sole voting and investment power):

Name	Common Shares Owned		Percent of Class Owned
John G. Breen	19,912	(1)(2)(4)	[*]
Stillman B. Brown	63,000	(1)(4)	[*]
Virgis W. Colbert	10,472	(1)(2)(4)	[*]
Hubert W. Davis, Jr	108,772	(1)(3)(4)	[*]
John H. Garlock, Jr	105,072	(1)(3)(4)	[*]
Emmanuel A. Kampouris	22,500	(1)(4)	[*]
Eileen S. Kraus	43,975	(1)(2)(4)	[*]
James M. Loree	441,390	(1)(3)(4)	[*]
John F. Lundgren	193,750	(1)(4)	[*]
Donald R. McIlnay	158,895	(1)(3)(4)	[*]
Kathryn D. Wriston	32,000	(1)(4)	[*]
Lawrence A. Zimmerman	4,205	(2)	[*]
Directors and executive officers as a group (18 persons)	1,471,320	(1)(2)(3)(4)	1.8

*	Less than 1%

(1)	Includes shares which may be acquired by the exercise of stock options as follows: Mr. Breen, 6,000; Mr. Brown, 18,500; Mr. Colbert, 2,318; Mr. Davis, 91,250; Mr. Garlock, 100,000; Mr. Kampouris, 6,000; Mrs. Kraus, 18,500; Mr. Loree, 337,500; Mr. Lundgren, 100,000; Mr. McIlnay, 140,000; and Mrs. Wriston, 17,500; and all directors and executive officers as a group, 1,012,568.

(2)	Includes the share accounts maintained by Stanley for those of its directors who have deferred their director fees as follows: Mr. Breen, 10,412; Mr. Colbert, 4,654; Mrs. Kraus, 20,685; Mr. Zimmerman, 705; and all directors as a group, 36,456.

(3)	Includes shares held as of February 28, 2006 under Stanley’s savings plans (Account Value Plan and Supplemental Account Value Plan respectively), as follows: Mr. Davis, 852/981; Mr. Garlock, 695/1,287; Mr. Loree, 1,048/3,159; Mr. McIlnay, 2,629/0; and all directors and executive officers as a group, 16,827/9,356.

(4)	Includes restricted share unit accounts maintained by Stanley as follows: Mr. Breen, 3,500; Mr. Brown, 3,500; Mr. Colbert, 3,500; Mr. Davis, 10,366; Mr. Garlock, 2,500; Mr. Kampouris, 3,500; Mrs. Kraus, 3,500; Mr. Loree, 92,500; Mr. Lundgren, 93,750; Mr. McIlnay 3,750; Mrs. Wriston, 3,500; Mr. Zimmerman, 0; and all directors and executive officers as a group, 248,366.

Audit Committee Report

In connection with the December 31, 2005 financial statements, the Audit Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed under Statement on Auditing Standards No. 61; (3) received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors the independent auditors’ independence. Based upon these reviews and in reliance upon these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for filing with the SEC.

Audit Committee

John G. Breen (Chair)
Stillman B. Brown
Eileen S. Kraus
Lawrence A. Zimmerman

Executive Compensation

Report of the Compensation and Organization Committee of the Board of Directors

The Compensation and Organization Committee of the Board of Directors (the “Committee”) is composed of four non-employee directors, each of whom qualifies as an independent director under the New York Stock Exchange listing standards, a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934 and an “outside director” under Section 162(m) of the Internal Revenue Code. Section 162(m) denies a deduction for compensation in excess of $1 million paid by a public corporation to its chief executive officer and four other mostly highly compensated executive officers if such compensation does not qualify as performance-based compensation. The Committee generally intends that future incentive compensation awarded to executive officers be structured to meet the requirements for performance-based compensation (including shareholder approval) under Section 162(m) of the Internal Revenue Code, although the Committee may in some circumstances determine that it is in Stanley’s best interest to provide incentive compensation that does not meet these requirements.

The Committee approves the performance and award under the Management Incentive Compensation Program (“MICP”) for the chief executive officer and the other executive officers. The Committee also approves the salaries for executive officers other than the CEO. The CEO’s salary is determined in accordance with his employment agreement, which provides for a minimum salary of $750,000, subject to an annual increase that may be made in the Committee’s discretion. The Committee also administers the long-term incentive plans and makes awards under those plans, including stock option grants, restricted stock unit grants and performance awards.

Overview

In addition to providing the benefits under the company’s pension and savings plans generally provided to all salaried employees in the United States and supplemental retirement arrangements, Stanley uses a number of elements in compensating its executives: salary, annual incentives, and long-term incentives, including stock options, restricted share units and performance awards. Stanley also provides the chief executive officer and the other four most highly compensated executives the compensation identified in column (i) of the summary compensation table on page 10. The Committee believes that the manner in which it compensates its executives results in a substantial portion of total compensation being at risk and appropriately relates to the achievement of increased shareholder value through profitable growth and efficient capital utilization.

Salaries

Stanley regularly participates in compensation surveys. In 2005, the Committee independently retained a compensation consultant to evaluate the competitiveness of compensation levels of the company’s executive officers compared to those of organizations against which the company competes for executive talent and services. Those organizations include the Peer Group reflected in the line graph on page 15 and similarly-sized general manufacturing companies. The consultant compared Stanley’s salary, bonus and long-term incentive compensation levels with those offered by such organizations. Actual base salary approvals for 2006, including that of the CEO, were made on the basis of (a) this survey data, (b) individual performance (as evaluated by the Committee in its discretion), and (c) other factors that the Committee deemed relevant. The Committee determined that the salaries of our executive officers, including the CEO, in the summary compensation table on page 10 are reasonable and appropriate for their respective positions.

Annual Incentive

In 2005, the Committee used the MICP to compensate executives based on corporate, divisional and individual goals, depending on the participant. MICP awards for corporate participants, including the CEO, were approved by the Committee and based on (a) the achievement of individual goals established through the company’s performance management process and (b) the achievement of corporate goals reflective of the company’s operating plan. MICP awards for divisional participants were approved by the Committee and based on (a) the achievement of individual goals established through the company’s performance management process; (b) the achievement of divisional goals; and (c) the achievement of corporate goals.

In 2005, the corporate goals established by the Committee under the MICP were based upon earnings per share, sales growth and cash flow targets. Divisional goals established by the Committee were based upon earnings per share, sales growth, working capital and pre-tax income targets. The MICP provided for annual incentive awards to approximately 210 key executives in 2005. In 2005, the company met or exceeded target for all of its corporate goals and the bonuses of our executive officers as shown in the summary compensation table on page 10 reflect that achievement. Mr. Garlock’s and Mr. McIlnay’s bonuses also reflect performance of their respective divisions.

Long-Term Incentives

In February 2005, Stanley granted performance awards under the company’s 2001 Long-Term Incentive Plan. Each performance award represents the right of a participant, including our executive officers, to receive Stanley shares if performance goals are achieved over a three year measurement period ending on December 29, 2007. One-half of the potential award is contingent on the achievement of an earnings per share target and one-half is contingent on the achievement of a return on capital employed target. See “Long-Term Incentive Plan — Awards in Last Fiscal Year” on page 12. Any shares received in respect of these awards will be subject to transferability restrictions if the recipient has not met Stanley’s minimum ownership guidelines, which are discussed below.

The Committee uses stock options and restricted stock units to compensate executives based on market appreciation of Stanley’s shares, creating for executives an identity of interest with the company’s shareholders. In December 2005, the Committee made annual stock option grants to its executive officers, including the CEO, and certain other key employees and made occasional grants to other key employees. Contemporaneous with the stock option grants, the Committee also made restricted stock unit grants to its executive officers, including the CEO, and certain other key employees; occasional grants were made to other key employees at other times during the year. In making its decisions with respect to stock option and restricted stock unit awards, the Committee considered the competitive practices disclosed by the Committee’s consultant, prior grant practices, and the demonstrated performance and continuing contribution levels of the award recipients.

In all instances stock options have an exercise price equal to at least the fair market value of Stanley’s common shares at the time of grant and have a term of ten years. Generally, stock options and restricted stock unit awards vest, subject to continued service, in equal installments on each of the first four anniversaries of the date of grant. The Committee believes that a mixture of stock options, restricted stock units and performance awards provide an appropriate blend of long-term incentives.

Minimum Stock Ownership Guidelines

The Committee has established guidelines for minimum stock ownership because the Committee believes it is important for executive officers and other senior employees to have a meaningful investment in Stanley. These guidelines provide that over a five-year period stock ownership will reach the following minimum levels, expressed as a multiple of base salary: three times for the chief executive officer; two times for the Executive Vice President and CFO; and one time for the others appearing in the table on page 10, the other executive officers, and all other participants in the company’s long-term incentive plans.

Factors Considered in Specific Compensation Decisions

The Committee’s decisions with respect to compensation were based primarily upon its assessment of each executive officer’s performance, leadership and potential to enhance shareholder value. These decisions are based on judgment and a continuum of factors and not upon rigid formulas or short-term stock price fluctuations. Key factors in the Committee’s decisions include company performance as well as the executive’s performance, responsibilities, success with respect to specific initiatives and ability to contribute to a culture of integrity and compliance. The Committee also considered the compensation levels of executive officers at other companies the Company competes with in attracting such individuals and the pay practices within the broader general manufacturing community. The Committee believes that it is in the shareholders’ best interest to ensure that the overall compensation level of our executives is competitive with the prevailing standards in those communities. The Committee’s specific 2005 compensation decisions for executive officers, including the CEO, reflected its consideration of these external practices as provided by the Committee’s independently selected executive compensation consultant. In addition, to ensure that the Committee is appropriately informed when making compensation decisions, the Committee has institutionalized a review of tally sheets that disclose aggregate compensation and benefit levels for each of the named executive officers, as well as the Company’s obligations for severance payments in the event the employment of any such officer terminates.

Conclusion

Through the programs described above, a very significant portion of the company’s executive compensation is linked directly to corporate performance and stock price appreciation. In making future compensation decisions, the Committee intends to continue its policy of combining its judgment with the continuum of factors listed above.

Compensation and Organization Committee

Virgis W. Colbert (Chair)
Emmanuel A. Kampouris
Kathryn D. Wriston
Lawrence A. Zimmerman

Summary Compensation Table

This table shows the compensation earned for service in all capacities during the last three fiscal years for Stanley’s chief executive officer and its next four most highly compensated executive officers.

				LONG-TERM COMPENSATION
				AWARDS		PAYOUTS
	(b)	(c)	(d)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Award(s) ($)	Shares Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)
John F. Lundgren	2005	775,000	1,038,457	900,750	75,000	0	437,583
Chairman	2004	625,000	1,500,000	2,931,000	400,000	0	229,168
and CEO	2003	—	—	—	—	—	—

James M. Loree	2005	537,500	508,844	600,500	50,000	0	115,192
Executive Vice President	2004	520,833	700,000	0	100,000	0	83,440
and CFO	2003	500,000	775,000	0	100,000	0	83,421

Hubert W. Davis, Jr.	2005	327,500	224,999	120,100	10,000	0	94,016
Chief Information Officer	2004	317,500	310,000	0	20,000	0	71,081
	2003	310,000	265,000	0	20,000	0	72,844

John H. Garlock, Jr.	2005	346,667	102,245	120,100	10,000	0	63,518
Vice President and	2004	333,333	288,000	0	20,000	0	54,184
President Fastening	2003	320,000	350,000	0	25,000	0	179,704
Systems

Donald R. McIlnay	2005	385,417	195,354	180,150	15,000	0	85,129
Senior Vice President and	2004	366,250	798,375	0	50,000	0	32,312
President, Tools Group	2003	340,000	150,000	0	0	0	66,790

Footnote to Column (d) of Summary Compensation Table

Of the amounts listed in the Bonus column for 2003, $400,000, $150,000 and $100,000 reflect amounts earned in 2003 by Messrs. Loree, Garlock and Davis respectively, under Stanley’s 2003 Second Half Incentive Plan. This plan was designed to compensate these and certain other senior executives for the achievement of certain financial targets during the second half of 2003. It also replaced any and all long-term incentive compensation to be paid to such executives in respect of fiscal year 2003. Payment of the portion of each executive’s bonus attributable to the 2003 Second Half Incentive Plan was subject to his continued employment with Stanley through the payment date in the first quarter of 2005. Of the amount listed in the Bonus column in 2004 for Mr. McIlnay, $450,000 was a one-time bonus payable by the company to Mr. McIlnay for his services with respect to the sale of certain of the company’s businesses.

Footnote to Column (f) of Summary Compensation Table

The 2005 restricted stock awards identified in this column are restricted stock units awarded on December 12, 2005 that will vest in four equal annual installments on each of the following four anniversaries of the date of grant. At the end of 2005, each of the officers named in the above table held restricted share units on which dividend equivalents are paid. The aggregate number of units held, and value based on the closing price at December 30, 2005 is as follows: Mr. Lundgren: 93,750/$4,503,750; Mr. Loree: 92,500/$4,443,700; Mr. Davis: 2,500/$120,100; Mr. Garlock: 2,500/$120,100 and Mr. McIlnay: 3,750/$180,150. With the exception of Mr. Loree’s units, 80,000 of which were vested, these units had not vested at year end.

Footnote to Column (i) of Summary Compensation Table

Consists of relocation expenses including gross up for taxes, company contributions to defined contribution plans including contributions to the “cornerstone account” defined contribution plan, and life insurance premiums as set forth in the table below. Cornerstone Account contributions for Messrs. Lundgren and Loree will offset pension benefits for those executives described on page 13.

Name	Year	Relocation Expenses ($)	Defined Contribution Plans ($)	Insurance ($)	Column (i) Total ($)
John F. Lundgren	2005	295,633	113,750	28,200	437,583
	2004	169,129	31,520	28,519	229,168
	2003	0	0	0	0

James M. Loree	2005	0	105,187	10,005	115,192
	2004	0	76,146	7,294	83,440
	2003	0	74,375	9,046	83,421

Hubert W. Davis, Jr.	2005	0	79,687	14,329	94,016
	2004	0	60,312	10,769	71,081
	2003	0	62,075	10,769	72,844

John H. Garlock, Jr.	2005	0	53,946	9,572	63,518
	2004	0	45,334	8,850	54,184
	2003	127,662	44,200	7,842	179,704

Donald R. McIlnay	2005	0	73,041	12,088	85,129
	2004	0	32,312	0	32,312
	2003	27,580	29,000	10,210	66,790

Option Grants in 2005

The stock options granted in 2005 were granted on December 12, 2005; twenty-five percent of the options granted to each individual are exercisable on each of the following four anniversaries of the grant.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name (a)	Number of Shares Underlying Options Granted (#) (b)	% of Total Options Granted to Employees in Fiscal Year (c)	Exercise ($/Share) (d)	Expiration Date (e)	5% (f)	10% (g)
J.F. Lundgren	75,000	9.46	47.29	12/11/2015	$2,230,551	$5,652,455
J.M. Loree	50,000	6.31	47.29	12/11/2015	1,487,034	3,768,304
H.W. Davis, Jr.	10,000	1.26	47.29	12/11/2015	297,407	753,661
J.H. Garlock, Jr.	10,000	1.26	47.29	12/11/2015	297,407	753,661
D.R. McIlnay	15,000	1.89	47.29	12/11/2015	446,110	1,130,491
All Shareholders (based on market price on December 12, 2005)	—	—	—	—	$2,491,372,416	$6,313,404,706
Named Executive Officers’ percentage of realizable value gained by all shareholders	—	—	—	—	0.2%	0.2%

Aggregated Option Exercises in 2005 and 2005 Year-End Option Values

Name (a)	Shares Acquired on Exercise (#) (b)	Value Realized ($) (c)	Number of Shares Underlying Unexercised Options Exercisable/Unexercisable at Fiscal Year-End (#) (d)	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) Exercisable/ Unexercisable (e)
J.F. Lundgren	0	0	100,000/375,000	814,000/2,498,250
J.M. Loree	100,000	2,668,094	337,500/287,500	4,046,055/2,889,625
H.W. Davis, Jr.	0	0	91,250/55,000	1,750,543/535,225
J.H. Garlock, Jr.	0	0	100,000/70,000	2,171,810/810,650
D.R. McIlnay	0	0	140,000/70,000	2,753,062/547,037

Long-Term Incentive Compensation

The following table sets forth all awards made pursuant to performance-based long-term incentive plans to Stanley’s chief executive and the next four most highly compensated executive officers during the last fiscal year.

Long-Term Incentive Plan — Awards in Last Fiscal Year

Name	Number of Performance Awards (1)(2)	Performance Period Until Maturation or Payout	Threshold (# Shares)	Target (# Shares)	Maximum (# Shares)
John F. Lundgren	32,622	January 2, 2005 to December 29, 2007	8,155	16,311	32,622
James M. Loree	15,985	January 2, 2005 to December 29, 2007	3,996	7,992	15,985
Herbert W. Davis, Jr.	7,068	January 2, 2005 to December 29, 2007	1,767	3,534	7,068
John H. Garlock, Jr.	7,394	January 2, 2005 to December 29, 2007	1,848	3,697	7,394
Donald R. McIlnay	9,787	January 2, 2005 to December 29, 2007	2,447	4,893	9,787

(1)	Each performance award represents the right to receive the number of Stanley shares shown in the table, subject to the attainment of performance goals and continued employment. An award recipient must generally remain employed until the time of settlement of performance awards, but pro-rated awards will be paid if the performance goals are met and the participant’s employment terminates as a result of retirement, death or disability. One-half of the potential award is contingent on the achievement of earnings per share growth and one-half is contingent on the achievement of return on capital employed.

(2)	The number in this column represents the maximum number of shares that may be issued under the award. The actual number of shares issued is determined by dividing the aggregate annual base salary each executive will earn over the three-year performance period (based on his 2005 annual base salary) by $45.98 (the closing price of Stanley’s stock on February 23, 2005) and multiplying this number by the applicable performance factor: 25–50% in the case of threshold performance, 50-100% in the case of target performance and 100–200% on the case of maximum performance. The number of shares to be issued in respect of a performance goal will be pro-rated in the event performance falls between threshold and target or target and maximum performance, and may be pro-rated, if the Compensation and Organization Committee deems it appropriate, in the event performance falls below threshold.

Retirement Benefits

The following table shows the approximate annual pension provided to a number of executives including Mr. Loree (who, for this purpose, has 6 years of credited service) under Stanley’s executive retirement program. This pension includes the “cornerstone account” defined contribution plan account balance, which balance is also reported in the summary compensation table on page 10, and any benefits the employee may be entitled to receive under Social Security. Average Annual Compensation takes into account salary and bonus, which are the amounts shown in columns (c) and (d) of the summary compensation table on page 10. The aggregate annual pension is based on an unreduced annual benefit payable at age 60. Pensions are payable monthly for life or in a lump sum.

	Approximate Annual Pension Upon Retirement at Age 60
Average Annual Compensation for the Highest 36 Consecutive Months	15 Years of Service	20 Years of Service	25 Years of Service	30 Years of Service	35 Years of Service
$ 400,000	$140,000	$180,000	$200,000	$200,000	$200,000
800,000	280,000	360,000	400,000	400,000	400,000
1,200,000	420,000	540,000	600,000	600,000	600,000
1,600,000	560,000	720,000	800,000	800,000	800,000
2,000,000	700,000	900,000	1,000,000	1,000,000	1,000,000

CEO Make-Whole Retirement Arrangement

In connection with Mr. Lundgren’s hiring in 2004, Stanley agreed to keep Mr. Lundgren whole in respect of the supplemental retirement benefit he would have reasonably expected to have received from his prior employer had he continued his employment with his prior employer and had his compensation increased at the rate of 5% per year. The prior employer’s supplemental retirement benefit provides for a normal retirement benefit, payable annually for life, equal to 50% of the greater of the average of the highest cash compensation paid in the four consecutive years during the last ten years of employment or the average of the last four years of cash compensation (“Average Compensation”). For purposes of calculating the benefits he would have received from the prior employer, it was assumed that Mr. Lundgren’s 2003 compensation of $1,037,192 with his prior employer would have increased at the rate of 5% per year.

The supplemental retirement benefit payable by Stanley to make Mr. Lundgren whole will be determined based on Mr. Lundgren’s Average Compensation upon retirement (i.e., $1,037,192 assuming a compound 5% annual increase), but will be reduced by 4% per year for each year by which Mr. Lundgren elects to receive the benefit prior to age 62. This amount will also be offset by any retirement benefits that Mr. Lundgren receives from his prior employer and by any retirement benefits that Mr. Lundgren accrues under Stanley plans that do not represent his elective contributions (e.g., 401(k) plan contributions). For purposes of applying these offsets, accrued retirement benefits will be treated as payable at the earliest date of eligibility and in the form of a single life annuity. At age 62, Mr. Lundgren will first be eligible to receive a single life annuity of approximately $124,000 from his prior employer. Based on the foregoing, if Mr. Lundgren retires from Stanley at age 65, he will be entitled to an aggregate annual retirement benefit from Stanley (inclusive of other retirement benefits provided by Stanley that do not represent his elective contributions) of $910,000, less $124,000 payable from his prior employer.

Other Retirement Arrangements

In accordance with the provisions of the letter offering Mr. Garlock employment, in the event Mr. Garlock’s employment with Stanley continues until he reaches age 62, Stanley will, if necessary, increase his retirement benefit such that he will receive a total lump sum benefit, including benefits under the company’s defined contribution plan, of not less than $2,900,000 upon his retirement.

Supplemental Retirement Plan

Stanley’s “qualified” retirement plans are subject to certain limitations on benefits under the Internal Revenue Code. Stanley’s supplemental retirement plan for certain salaried employees is designed to restore these benefits on a non-qualified basis.

Executive Officer Agreements

In February of 2004, Stanley entered into an employment agreement with Mr. Lundgren pursuant to which Mr. Lundgren agreed to serve as Stanley’s Chairman and Chief Executive Officer. While employed by Stanley, Mr. Lundgren will receive an annual base salary of at least $750,000, subject to review for increase annually. Mr. Lundgren is entitled to participate in the MICP with an annual target bonus opportunity equal to 100% of his annual base salary and with a maximum potential award equal to 200% of his annual base salary. Mr. Lundgren also is entitled to participate in all employee benefit plans as are generally made available to Stanley’s senior officers and Stanley agreed to reimburse Mr. Lundgren for relocation costs not covered under Stanley’s relocation program to a maximum of $200,000 and reimburse him for up to twelve months of temporary living accommodations in the New Britain, Connecticut area. Pursuant to the employment agreement, Mr. Lundgren received an initial stock option grant to purchase 250,000 shares of common stock. Twenty-five percent of the shares underlying the initial stock option grant vested on March 1, 2005, 25% vested on March 1, 2006, and a further 25% will vest on March 1st of 2007 and 2008, in each case subject to Mr. Lundgren’s continued employment. In addition, to replace stock appreciation rights and performance shares provided to Mr. Lundgren by his prior employer that would be forfeited as a result of his leaving said employer to take a position with Stanley, Mr. Lundgren was also granted 75,000 restricted stock units. Fifty percent of the restricted stock units vested and were distributed on March 1, 2006. Subject to Mr. Lundgren’s continued employment, the remaining 50% will vest and be distributed to him on March 1, 2007.

If Mr. Lundgren’s employment is terminated by Stanley without cause or if Mr. Lundgren terminates his employment as a result of a constructive termination of employment, the employment agreement provides that (i) any of the unvested initial stock options and restricted stock units will vest and, in the case of the restricted stock units, be distributed to Mr. Lundgren; (ii) Mr. Lundgren will receive a monthly payment for each of the first twenty-four months following his termination of employment equal to one-twelfth of the sum of his annual base salary and target annual bonus opportunity; (iii) Mr. Lundgren and his eligible dependents will receive up to twenty-four months of continued health and welfare benefits coverage; (iv) Mr. Lundgren will receive a pro-rata target annual bonus in respect of the year in which the termination of employment occurs; and (v) Mr. Lundgren will be subject to a twenty-four month non-competition and nonsolicitation covenant. As a condition to receiving the payments described above, other than the vesting of equity awards, Mr. Lundgren is required to execute a general release of claims. In addition, upon termination of employment Stanley will provide Mr. Lundgren with access to retiree medical coverage, at his cost, on the same terms and conditions as are generally made available to other Stanley retirees, provided, however, Stanley is not required to provide such access if Mr. Lundgren’s employment is terminated for cause. For a discussion of the retirement provisions of the employment agreement, see “CEO Make-Whole Retirement Arrangement” discussed above.

Each of the company’s other executive officers named in the summary compensation table on page 10 entered into a change of control severance agreement with the company on May 9, 2003. These agreements continue in effect for two years; provided, however, that on the first anniversary of the date above (and each anniversary thereafter) the term of each agreement will be extended for an additional year unless 90 days’ advance notice is given not to extend the term. In addition, if a change in control (as defined in the agreement) occurs during the term, the term of each such agreement will not expire earlier than two years from the date of the change of control. In order to receive benefits under these agreements, an executive officer must incur a qualifying termination of employment during the term of the agreement. A qualifying termination of employment will occur if the executive officer’s employment is actually or constructively terminated (i) within two years following a change in control, (ii) in contemplation of a change in control, or (iii) prior to a change in control at the direction of an entity or person who has entered into an agreement which if consummated would constitute a change in control.

If an executive officer incurs a qualifying termination, he will be entitled to, among other things, (i) a payment equal to 3 times (for Messrs. Lundgren and Loree) or 2.5 times his annual base salary; (ii) a cash payment equal to 3 times (for Messrs. Lundgren and Loree) or 2.5 times his average annual bonus over the 3 years prior to termination; (iii) continuation of certain benefits and perquisites for 3 years (for Messrs. Lundgren and Loree) or 2.5 years (or, if shorter, until similar benefits are provided by the executive officer’s new employer); and (iv) a payment reflecting the actuarial value of an additional 3 years (for Messrs. Lundgren and Loree) or 2.5 years of service credit for retirement pension accrual purposes under any defined benefit or contribution pension plans maintained by the company. The executive officers will also be entitled to receive additional payments to the extent necessary to compensate them for any excise taxes payable by them under the federal laws applicable to excess parachute payments.

Comparison of 5 Years’ Cumulative Total Return Among The Stanley Works, S&P 500 Index and Peer Group

Set forth below is a line graph comparing the yearly percentage change in the company’s cumulative total shareholder return for the last five years to that of the Standard & Poor’s 500 Stock Index (an index made up of 500 companies including The Stanley Works) and the Peer Group. The Peer Group is a group of 11 companies, including Stanley, that serve the same markets Stanley serves and many of which compete with one or more product lines of Stanley. Total return assumes reinvestment of dividends.

The Stanley Works
Comparison of 5 Year Cumulative Total Return

The points in the above table are as follows:

	End 2000	End 2001	End 2002	End 2003	End 2004	End 2005
The Stanley Works	$100.00	167.49	127.55	144.80	192.07	193.05
S&P 500	100.00	78.14	59.88	75.68	82.49	84.96
Peer Group	100.00	108.47	111.25	145.42	182.93	183.75

Assumes $100 invested on December 29, 2000 in Stanley’s common stock, S&P 500 Index, and the Peer Group. The Peer Group consists of the following 11 companies: American Standard Companies Inc., The Black & Decker Corporation, Cooper Industries, Inc., Danaher Corporation, Illinois Tool Works Inc., Ingersoll-Rand Company, Masco Corporation, Newell Rubbermaid Inc., Snap-On Incorporated, The Sherwin-Williams Company and The Stanley Works.

ITEM 2 — APPROVAL OF INDEPENDENT AUDITORS

Independent Auditors

The second item of business to be considered is the approval of independent auditors for the 2006 fiscal year. Subject to the action of the shareholders at the Annual Meeting, the Board of Directors, on recommendation of the Audit Committee, has appointed Ernst & Young LLP, certified public accountants (“Ernst & Young”), as the independent auditors to audit the financial statements of the company for the current fiscal year. In the event the shareholders fail to ratify the appointment, the Audit Committee will consider it a direction to consider other auditors for the subsequent year. Because it is difficult and not cost effective to make any change in independent auditors so far into the year, the appointment of Ernst & Young would probably be continued for 2006, unless the Audit Committee or the Board of Directors finds additional good reason for making an immediate change. Ernst & Young and predecessor firms have been the company’s auditors for the last 62 years. Representatives of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR approving Ernst & Young LLP as independent auditors for the year 2006.

Fees of Independent Auditors

General.  In addition to retaining Ernst & Young to audit the company’s consolidated financial statements for 2005, the company retained Ernst & Young and other accounting and consulting firms to provide advisory, auditing and consulting services in 2005. The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by Ernst & Young. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally subject to a specific budget. The Audit Committee may delegate pre-approval authority to one or more of its members. Ernst & Young and management are required to periodically report to the full Audit Committee regarding the extent of services provided by Ernst & Young in accordance with the Committee’s policies. Less than 1% of the fees paid to Ernst & Young under the categories “audit-related,” “tax services,” and “other services” were approved by the Audit Committee after services were rendered pursuant to the de minimis exception established by the Securities and Exchange Commission. All other such services were pre-approved by the Audit Committee. The aggregate fees billed to the company by Ernst & Young for professional services in 2004 and 2005 were as follows:

Audit Fees.  The aggregate fees billed by Ernst & Young to the company for professional services rendered for the audit of the company’s annual financial statements, reviews of the financial statements included in the company’s Forms 10-Q, and services rendered in connection with statutory audits for 2004 and 2005 were $4,882,000 and $5,609,000 respectively.

Audit Related Fees.  The aggregate fees billed by Ernst & Young to the company in 2004 and 2005 for professional services rendered for assurance and related services that are reasonably related to the performance of the audit of the company’s annual financial statements were $2,397,000 and $274,000 respectively. Audit related services generally include fees for audits of companies acquired and sold, pension audits, accounting related consultations, and filings with the Securities and Exchange Commission.

Tax Fees.  The aggregate fees billed by Ernst & Young to the company in 2004 and 2005 for professional services rendered for tax compliance, tax advice and tax planning were $2,066,000 and $1,775,000 respectively. Tax services include domestic and foreign tax compliance and consulting.

All Other Fees.  There were no fees billed by Ernst & Young to the company for services rendered by Ernst & Young, other than for audit services, audit related services and tax services in either 2004 or 2005.

ITEM 3 — APPROVAL OF THE STANLEY WORKS
2006 MANAGEMENT INCENTIVE COMPENSATION PLAN

The Stanley Works 2006 Management Incentive Compensation Plan (the “Plan”) was adopted by Stanley’s Board of Directors on December 13, 2005, subject to shareholder approval.

The purpose of seeking shareholder approval of the Plan is to qualify for the performance-based exclusion from the deduction limitations under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) for bonus compensation payable under the Plan.

Section 162(m) generally does not allow a publicly held company to obtain tax deductions for compensation of more than $1 million paid in any year to its chief executive officer or to any of its other four most highly compensated executive officers. However, compensation payable solely on account of the attainment of one or more performance goals is not subject to the deduction limitation if: (i) the performance goals are objective, pre-established and determined by a committee comprised solely of two or more outside directors; (ii) the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote; and (iii) the committee comprised solely of two or more outside directors certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

The Board believes that adoption of the Plan is necessary to meet the company’s objectives of securing, motivating and retaining officers and other employees of the company and its subsidiaries. The following description of the material features of the Plan is qualified in its entirety by reference to the terms of the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Description of the Principal Features of the Plan

Purposes.  The purposes of the Plan are to reinforce corporate, organizational and business-development goals, to promote the achievement of year-to-year financial and other business objectives, and to reward the performance of eligible employees in fulfilling their individual responsibilities. An additional purpose of the Plan is to serve as a qualified performance-based compensation program under Section 162(m) in order to preserve the Company’s tax deduction for compensation paid under the Plan to the company’s chief executive officer and its other four most highly compensated executive officers.

Administration.  The Plan will be administered by the Compensation and Organization Committee of the Board (the “Committee”), which will consist solely of two or more “outside directors” within the meaning of Section 162(m).

Eligibility.  At or prior to the time that performance objectives for a performance period are established, the Committee will designate which employees shall participate in the Plan for such performance period (the “Participants”). In determining the persons to whom awards shall be granted and the performance goals relating to each award, the Committee shall take into account factors the Committee determines to be relevant in connection with accomplishing the purposes of the Plan. A bonus award that would otherwise be payable to a Participant who is not employed by the company on the last day of a performance period may be prorated in the discretion of the Committee. As of the date of this Proxy Statement, approximately 230 employees are expected to be eligible for participation in the Plan in 2006.

Performance Goals.

The performance period with respect to which bonuses shall be calculated and paid under the Plan will generally be the company’s fiscal year but the Committee will have the discretion to designate different performance periods. Within 90 days of the beginning of the performance period and in no event after more than 25% of the performance period has lapsed, the Committee will establish in writing, one or more performance goals, specific target objectives for the performance goals, and an objective formula or method for computing the amount of bonus compensation awardable to each Participant if the performance goals are attained.

The performance goals shall be based on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) pre-tax income or after-tax income; (ii) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets; (iv) operating income; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) return on revenues; (viii) net tangible assets (working capital plus property, plants and equipment) or return on net tangible assets (operating income divided by average net tangible assets) or working capital; (ix) operating cash flow (operating income plus or minus changes in working capital less capital expenditures); (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) sales or sales growth; (xii) operating margin or profit margin; (xiii) share price or total shareholder return; (xiv) earnings from continuing operations; (xv) cost targets, reductions or savings, productivity or efficiencies; (xvi) economic value added; and (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, financial management, project management, supervision of litigation, information technology, or goals relating to divestitures, joint ventures or similar transactions.

Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the company or a parent or subsidiary of the company, or a division or strategic business unit of the company, all as determined by the Committee. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Maximum Bonuses.  No Participant’s bonus under the Plan for any twelve month period shall exceed the lesser of 300% of the Participant’s annual base salary or $5,000,000.

Limitation on Committee’s Discretion.  The Committee does not have the authority to increase the amount of the award payable to an executive officer who is subject to Section 162(m) of the Code upon attainment of a performance goal, but the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant.

Committee Certification of Performance Goal Attainment.  As soon as practicable after the end of each performance period (or such sooner time as the performance goals have been met), and before any awards for a particular year can be paid, the Committee shall certify in writing to what extent the company and the Participants have achieved the performance goals for the performance period, including the specific target objectives and the satisfaction of any other material terms of the bonus award, and the Committee shall calculate the amount of each Participant’s bonus for the performance period based upon the performance goals, objectives, and computation formulae for the performance period.

Change in Control.  Upon a change in control of the company (as defined in the Plan), pro rata awards will be paid as soon as practicable based on the achievement of the applicable performance goal or goals during the performance period prior to the date of the change in control. In addition, any awards payable under the Plan in respect of performance periods completed prior to the change in control will, to the extent not previously paid, be paid as soon as practicable. After the occurrence of a change in control, the Committee shall not be permitted to exercise its discretion to reduce the amount payable in respect of outstanding awards under the Plan.

Amendments; Termination of the Plan.  The Plan may be amended or terminated by the Board, provided that no amendment of the Plan may be made without the approval of shareholders if such amendment would require shareholder approval in order for the Plan to continue to comply with Section 162(m) of the Code. In addition, no amendment shall affect adversely any of the rights of any Participant under any award following the end of the performance period to which such award relates, provided that the exercise of the Committee’s discretion to reduce the amount of an award shall not be deemed an amendment of the Plan.

Benefits under the Plan.  Inasmuch as individual benefits under the Plan will be determined by the Committee, benefits to be paid under the Plan are not determinable at this time. For amounts paid to the company’s executive officers named in the Summary Compensation Table under the predecessor to the 2006 MICP, see the “Bonus” column in the Summary Compensation Table on page 10 of this Proxy Statement.

Board Recommendation.  The Board of Directors recommends a vote FOR the Plan. In the event that the company’s shareholders do not approve the Plan, the Committee will consider other ways of providing annual incentive compensation to persons who otherwise would have been eligible to participate in the Plan.

ITEM 4 — APPROVAL OF AMENDMENTS TO
THE STANLEY WORKS 2001 LONG-TERM INCENTIVE PLAN AND
THE STANLEY WORKS 1997 LONG-TERM INCENTIVE PLAN

Stanley is seeking shareholder approval of amendments to each of The Stanley Works 2001 Long-Term Incentive Plan, as amended (the “2001 Plan”), and The Stanley Works 1997 Long-Term Incentive Plan, as amended (the “1997 Plan”, and together with the 2001 Plan, the “LTIP Plans”). The purpose of seeking shareholder approval for amendments to the LTIP Plans is to include specified performance goals in the LTIP Plans upon which the vesting and payment of awards may be made contingent. If shareholder approval of the performance goals is obtained, this will enable Stanley to ensure that any award granted under the LTIP Plans will be able to qualify for the performance-based exclusion from the deduction limitations under Section 162(m) of the Internal Revenue Code (“Section 162(m)”). If shareholder approval is not obtained, awards may continue to be granted under the LTIP Plans, but not all awards granted under the LTIP Plans will be able to qualify for the performance-based exclusion from the deduction limitations under Section 162(m), and Stanley will not be able to fully deduct compensation payable under the LTIP Plans.

As noted under Item 3, Section 162(m) generally does not allow a publicly held company to obtain tax deductions for compensation of more than $1 million paid in any year to its chief executive officer or to any of its other four most highly compensated executive officers. However, compensation payable solely on account of the attainment of one of more performance goals is not subject to the deduction limitation if: (i) the performance goals are objective, pre-established and determined by a committee comprised solely of two or more outside directors; (ii) the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote; and (iii) the committee comprised solely of two or more outside directors certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

Stanley is seeking approval of performance goals for inclusion in the LTIP Plans which would be based on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) pre-tax income or after-tax income; (ii) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets; (iv) operating income; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) return on revenues; (viii) net tangible assets (working capital plus property, plants and equipment) or return on net tangible assets (operating income divided by average net tangible assets) or working capital; (ix) operating cash flow (operating income plus or minus changes in working capital less capital expenditures); (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) sales or sales growth; (xii) operating margin or profit margin; (xiii) share price or total shareholder return; (xiv) earnings from continuing operations; (xv) cost targets, reductions or savings, productivity or efficiencies; (xvi) economic value added; and (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, financial management, project management, supervision of litigation, information technology, or goals relating to divestitures, joint ventures or similar transactions.

Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of Stanley, or a parent or subsidiary of Stanley, or a division or strategic business unit of Stanley, all as determined by the Compensation and Organization Committee (the “Committee”). The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

The following description of the material features of the LTIP Plans is qualified in its entirety by reference to the terms of the LTIP Plans, copies of which are attached to this Proxy Statement as Appendices B and C.

Description of the Principal Features of the LTIP Plans

Purpose.  The LTIP Plans provide for incentive and other awards that are designed to provide appropriate incentives and rewards to key employees and, in the case of the 2001 Plan, non-employee directors of Stanley’s subsidiaries and other affiliates in which Stanley has a significant equity interest, who contribute to Stanley’s future success and prosperity, thus enhancing the value of Stanley for its shareholders and enabling Stanley to attract and retain exceptionally qualified individuals upon whom, in large measure, the continued progress, growth and profitability of Stanley depend.

Types of Awards.  The LTIP Plans permit the granting of (i) stock options, including incentive stock options (“ISOs”) entitling the optionee to favorable tax treatment under Section 422 of the Code, (ii) stock appreciation rights (“SARs”), (iii) restricted stock and restricted stock units, (iv) performance awards, (v) dividend equivalents, and (vi) other awards valued in whole or in part by reference to or otherwise based on Stanley common stock (“Other Stock-Based Awards”).

Eligibility.  Under the 2001 Plan, awards may be granted until January 24, 2011, and under the 1997 Plan, until September 16, 2007, to the approximately 8,000 salaried employees of Stanley, its subsidiaries, and other affiliates in which Stanley has a significant equity interest.

Shares Available for Awards.  The Board has authorized the issuance of ten million shares of Stanley common stock in connection with awards pursuant to the 2001 Plan and four million shares of common stock under the 1997 Plan. Under the 1997 Plan, an additional 1,408,864 shares became available for awards from a predecessor plan to the 1997 Plan, and any shares remaining available under the 1997 Plan upon its termination or that are subject to awards under the 1997 Plan which are not issued will become available under the 2001 Plan. Under the 1997 Plan, the number of shares of common stock available for granting awards in each fiscal year is limited to two percent of Stanley’s issued shares (including treasury shares) as of the first day of such year; provided, however, that the number of shares available for granting awards in any year shall be increased in any year by the number of shares available under the 1997 Plan in previous years but not covered by awards granted under the 1997 Plan in previous years.

Restrictions on Awards.  Under each of the LTIP Plans, no more than one million shares shall be cumulatively available for delivery pursuant to the exercise of ISOs. Under the 1997 Plan, the number of shares with respect to which options and SARs may be granted to any individual participant in any three-year period shall not exceed three million shares, and under the 2001 Plan, this limitation is four million shares. Under the 2001 Plan, no more than one million shares shall be cumulatively available for granting restricted stock and restricted stock units. Under the LTIP Plans, the maximum fair market value of payments to any executive officer made in connection with any long-term performance awards, other than SARS and stock options, shall not exceed, during any three-year period, two percent of Stanley’s shareholder’s equity as of the end of the year immediately preceding the commencement of such three-year period.

Administration.  The LTIP Plans are administered by the Compensation and Organization Committee of the Board (the “Committee”), which is constituted in compliance with applicable rules and regulations issued under the federal securities laws and the Internal Revenue Code. (See the description of the Compensation and Organization Committee on page 5.) The Committee may select eligible employees to whom awards are granted, determine the types of awards to be granted and the number of shares covered by awards and set the terms and conditions of awards. The Committee’s determinations and interpretations under the LTIP Plans will be binding on all interested parties. The Committee may delegate to officers or managers of Stanley certain authority with respect to the granting, cancellation and modification of awards other than awards to executive officers of Stanley.

Amendment; Termination.  The Board may amend, suspend or terminate the LTIP Plans, provided that shareholder approval must be obtained for any amendment that would increase the number of shares available for awards or permit the granting of options, SARs or other stock-based awards including rights to purchase shares at prices below fair market value at the date of the grant of the award, other than as described below.

Stock Options and SARs.  A participant granted an option is entitled to purchase a specified number of shares during a specified term at a fixed price, affording the participant an opportunity to benefit from appreciation in the market price of Stanley stock from the date of grant. A participant granted a SAR is entitled to receive the excess of the fair market value of a share of Stanley stock over the grant price of the SAR. The exercise price per share under any stock option and the grant price of any SAR shall not be less than the fair market value of the stock on the date of the grant of the stock option or SAR.

Restricted Stock and Restricted Stock Units.  These awards are subject to a risk of forfeiture upon certain kinds of employment terminations, as determined by the Committee, during a restricted period specified by the Committee. Both restricted stock and restricted stock units may be subject to restrictions imposed by the Committee, including limitations on the right to vote shares of restricted stock and to receive dividends; such restrictions may lapse separately or in combination, in installments or otherwise, as the Committee deems appropriate.

Performance Awards.  Performance awards may provide that upon exercise the participant will receive cash, stock, other securities, other awards, other property, or any combination thereof, as the Committee shall determine, and shall be payable (or exercisable) based upon the achievement of such performance goals during such performance periods as the Committee shall establish.

Dividend Equivalents.  Dividend equivalents represent rights to receive payments equivalent to dividends or interest with respect to a specified number of shares; the Committee may provide that such amounts shall be deemed to have been reinvested in additional shares or otherwise reinvested.

Other Stock-Based Awards.  Other Stock-Based Awards are other awards denominated or payable in, valued by reference to, or otherwise based on or related to shares of Stanley stock; virtually all of the terms and conditions of such awards are established by the Committee.

Change in Control.  Generally, any outstanding options and SARs will become immediately exercisable and all restrictions applicable to restricted stock and restricted stock units (whether or not granted as performance awards) will lapse automatically upon a “change in control” of Stanley (as defined in the LTIP Plans).

Benefits under the LTIP Plans.  Because benefits under the LTIP Plans will be determined by the Committee, benefits to be paid under the LTIP Plans are not determinable at this time. For awards made under the LTIP Plans to our executive officers named in the Summary Compensation Table, see pages 10–12. The number of shares of common stock subject to options and number of restricted stock units granted to our executive officers named in the Summary Compensation Table, all current executive officers as a group, all current non-employee directors as a group and all employees (not including executive officers as a group) under the LTIP Plans from inception of each Plan through December 31, 2005 is as follows:

	2001 Plan		1997 Plan
	Shares subject to options	RSUs	Shares subject to options	RSUs
John Lundgren	475,000	75,000	0	18,750
James Loree	475,000	0	100,000	92,500
Bert Davis	90,000	0	75,000	14,300
Jack Garlock	120,000	0	50,000	2,500
Don McIlnay	110,000	0	20,000	3,750
All current executive officers as a group	1,586,500	75,000	351,000	155,925
All current non-employee directors as a group	0	0	0	0
All employees (not including executive officers) as a group	6,308,852	0	2,430,586	456,027

Since the inception of each of the LTIP Plans, no option or RSU has been granted to (i) any associate of any current director who is not an executive officer, (ii) any associate of any executive officer or (iii) any associate of any nominee for election as a director, and no person other than (i) those individuals described above and (ii) the company’s former CEO, John M. Trani and two former vice presidents, James J. Roberts and Joseph J. DeAngelo, was granted five percent or more of the total amount of options or RSUs granted under the LTIP Plans since their respective inception dates.

Compensation plans under which the Company’s equity securities are authorized for issuance at December 31, 2005 follow:

	(A)	(B)	(C)
Plan category	Number of securities to be issued upon exercise of outstanding options and restricted stock shares	Weighted-average exercise price of outstanding options and restricted stock shares	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation Plans approved by security holders	9,559,604	$34.06	10,108,501
Equity compensation plans not approved by security holders	(a)	(a)	(a)
Total	9,559,604	$34.06	10,108,501

(a)	There is a non-qualified deferred tax savings plan for highly compensated salaried employees which mirrors the qualified plan provisions, but was not specifically approved by security holders. U.S. employees are eligible to contribute from 1% to 15% of their salary to a tax deferred savings plan as described in the Employee Stock Ownership Plan (“ESOP”) section of Item 15 Note M Employee Benefit Plans to the Consolidated Financial Statements on the Company’s Annual Report on Form 10-K. The Company contributes an amount equal to one-half of the employee contribution up to the first 7% of their salary, of which fifty-percent is invested in common stock of the Company for qualified employees. The investment of the remaining fifty-percent is controlled by the employee participating in the plan. The same matching arrangement is provided for highly compensated salaried employees in the “non-qualified” plan, except that the arrangement for these employees is outside of the ESOP, and is not funded in advance of distributions. Shares of the Company’s common stock may be issued at the time of a distribution from the plan. The number of securities remaining available for issuance under the plan at December 31, 2005 is not determinable, since the plan does not authorize a maximum number of shares.

Federal Tax Consequences.  The following discussion of certain relevant income tax effects applicable to awards under the LTIP Plans is a brief summary only, and reference is made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

The grant of an option or SAR under the LTIP Plans will create no tax consequences for the participant or Stanley. A participant will have no taxable income upon exercise of an ISO, except that the alternative minimum tax may apply. Upon exercise of an option other than an ISO, a participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price. Upon a disposition of shares acquired by exercise of an ISO before the end of the applicable ISO holding periods, the participant generally must recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) generally will result in only capital gain or loss. Other awards under the LTIP Plans, including nonqualified options and SARs, generally will result in ordinary income to the participant at the later of the time of delivery of cash, shares, or other property, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares, or other property. Except as discussed below, Stanley generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option, SAR, or other award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant. Thus, Stanley will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the ISO holding periods.

The foregoing general tax discussion is intended for the information of shareowners considering how to vote with respect to this proposal and not as tax guidance to participants in the LTIP Plans. Different tax rules may apply to specific participants and transactions under the LTIP Plans.

Board Recommendation:  The Board of Directors recommends a vote FOR approval of the amendments to the 2001 LTIP and the 1997 LTIP.

ITEM 5 — SHAREHOLDER PROPOSAL

The following proposal was submitted by a shareholder of the company. The company is not responsible for the contents of the proposal. Share holdings of the proposing shareholder, as well as its name and address, will be supplied promptly upon oral or written request.

RESOLVED, that the shareholders of The Stanley Works urge the Board of Directors to take the necessary steps to eliminate the classification of the Board of Directors of the Company and to require that all directors stand for election annually. The Board declassification shall be completed in a manner that does not affect the unexpired terms of directors previously elected.

Supporting Statement of Proposing Shareholder

We believe the election of directors is the most powerful way Stanley Works’ shareholders influence the strategic direction of our company. Currently the Board is divided into three classes of three members each. Each class serves staggered three-year terms. Because of this structure, shareholders may only vote on roughly one third of the directors each year.

The staggered term structure of Stanley Works’ Board is not in the best interests of shareholders because it reduces accountability and is an unnecessary anti-takeover device. Shareholders should have the opportunity to vote on the performance of the entire Board of Directors each year. We feel that such annual accountability serves to keep directors closely focused on the performance of top executives and on increasing shareholder value. Annual election of all directors give shareholders the power to either completely replace their board, or replace a majority of directors, if a situation arises which warrants such drastic action.

We do not believe destaggering the Board of Stanley Works will be destabilizing to our company or impact the continuity of director service. Our directors, like the directors of the overwhelming majority of other public companies, are routinely elected with over 95% shareholder approval, although last year a significant number of shareholders withheld votes for board members because shareholders requests for annual elections has not been implemented.

There are indications from studies that classified boards and other anti-takeover devices have an adverse impact on shareholder value. A 1991 study by Lilli Gordon of the Gordon Group and John Pound of Harvard University found that companies with restrictive corporate governance structures, including those with classified boards, are “significantly less likely to exhibit outstanding long-term performance relative to their industry peers.”

A growing number of shareholders agree with our concerns. According to the Investor Responsibility Research Center (IRRC), in 2003, a majority of shareholders supported shareholder proposals asking their boards to repeal classified board structures at 36 companies. In 2004 a majority of shareholders at 34 companies supported similar resolutions.

At our company a majority of shareholders have supported this resolution at the annual meeting in 2003, 2004, and 2005. The Board of Directors of The Stanley Works has not taken any action in response to three consecutive years of majority votes.

A growing number of company boards of directors are joining this consensus, and are taking action to elect all members of their board annually. According to Institutional Shareholder Services (ISS) over 65 companies have recently moved to annual election of all directors.

We believe that adoption of this proposal will be beneficial to the company and its shareholders.

Statement of Board of Directors Recommending A Vote Against This Shareholder Proposal

The Board of Directors has given careful consideration to the shareholder proposal requiring that all members of the Board be elected annually. The Board takes the views of its shareholders seriously and recognizes that a significant number of shares that were voted supported a similar proposal presented at the Annual Meetings in 2003, 2004 and 2005. As a result, in connection with the Board’s consideration of this year’s proposal, management consulted outside counsel, the company’s investment bankers, and its proxy solicitors. The Board has determined after careful review that this proposal is not in the best interest of Stanley or our shareholders, and unanimously recommends that you vote against it.

Classified boards of directors are very common among large public corporations. According to the 2005 report by the Investor Responsibility Research Center, 54% of the companies in the S&P 500, 65% of the companies in the S&P MidCap 400, and 61% of the companies in the S&P SmallCap 600 have classified boards. Of the companies in Stanley’s Peer Group, American Standard Companies Inc., The Black and Decker Corporation, Cooper Industries, Inc., Danaher Corporation, Illinois Tool Works, Ingersoll-Rand Company, Masco Corporation, Newell Rubbermaid Inc., Snap-On Incorporated and The Sherwin-Williams Company, 90% have classified boards of directors.

Stanley currently has three classes of directors with members serving three-year terms. The directors are grouped into three classes approximately equal in number and serve staggered three-year terms. Thus, each year approximately one-third of the Board is up for election. This method of electing directors was adopted in 1983 by the affirmative vote of more than 75% of the outstanding shares of the company.

The Board believes that the classified board has served the company and its shareholders very well over the last twenty-two years and continues to be in the best interests of the shareholders. It provides continuity and stability of leadership to ensure that the majority of directors will always have prior experience as directors of Stanley. The Board believes that a classified board is best suited to maximize both short and long-term shareholder value. For instance, continuity on the Board is critical to developing, refining and executing our long-term strategic goals. The Board also believes that continuity provides directors with a historical perspective of Stanley’s business and products and enhances its ability to make fundamental decisions that are best for Stanley — decisions on strategic transactions, significant capital commitments, and careful deployment of financial and other resources.

It is also the Board’s opinion that electing directors to three-year terms, rather than one-year terms, enhances the independence of non-management directors. It permits them to act independently and on behalf of shareholders without worrying whether they will be re-nominated by the other members of the Board each year. The freedom to focus on the long-term interests of the company instead of on the renomination process leads to greater independence and better governance.

In the Board’s estimation, these beliefs are supported by Stanley’s consistent strong performance over both the short-term and the long-term. Several of Stanley’s directors have served for at least one three-year term and, over that time, have gained experience with the company’s businesses and products and helped to shape and develop its long-term strategic plan. Over the past five fiscal years, for example, Stanley’s net income has grown at an average rate of 7% annually, its stock price has grown over 50% and its per share quarterly dividends have increased greater than 25%. Over the past ten fiscal years, net income has grown at an average rate of 16% annually, stock price has grown over 100% and quarterly dividends have increased greater than 60%. The Board believes that its collective experience, familiarity with the company’s business and products has contributed substantially to this performance.

The Board believes that the classified board structure also enhances the Board’s ability to negotiate the best results for the shareholders in a takeover situation. Absent a classified board, a potential acquirer could gain control of Stanley by replacing a majority of the Board (if not the entire Board) with its own slate of nominees at a single annual meeting by a simple plurality of the votes cast, and without paying any premium to Stanley’s shareholders. With a classified board of directors, potential acquirers are forced to negotiate with the Board since at least two annual meetings would be required to effect a change in control of the Board. Therefore, this structure gives the Board the time and leverage necessary to negotiate on behalf of shareholders, to evaluate the adequacy and fairness of any takeover proposal, and to consider alternative methods of maximizing shareholder value. We believe this negotiating ability is very important to ensure that shareholder value is maximized in the short term.

The proponent of the proposal cites a 1991 study by Lilli Gordon and John Pound to support the assertion that classified boards have an adverse impact on shareholder value. Shareholders should be aware that the testing period for the data included in the study ended in 1989, over fifteen years ago. Shareholders should also be aware that other commentators, including Joseph A. Grundfest, in a Stanford Law Review article entitled “Just Vote No,” Lawrence A. Mitchell, in a Vanderbilt Law Review article entitled “A Critical Look at Corporate Governance,” and Bernard S. Black, in a UCLA Law Review article entitled “The Value of Institutional Investor Monitoring,” have noted that the study does not establish a causal relationship between governance structures, including classified boards, and company performance. Accordingly, the Board believes that shareholders should not rely on the study in determining how to vote on the proposal.

The Board of Directors does not believe that the benefits of the current classified board are achieved at the cost of a failure of accountability to shareholders. All directors are required by law to uphold their fiduciary responsibility to the company’s shareholders regardless of their term of office. In addition, the new corporate governance requirements under the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange rules increase significantly the Board’s responsibilities to shareholders.

Shareholders should be aware that this item is only a recommendation and would not automatically eliminate the classified board.

Accordingly, the Board of Directors recommends a vote AGAINST this proposal.

VOTING INFORMATION

Only shareholders of record as of February 28, 2006 are entitled to vote

Stanley has only one class of shares outstanding. Only shareholders of record at the close of business on February 28, 2006, as shown in our records, will be entitled to vote, or to grant proxies to vote, at the Annual Meeting. On the record date, 82,628,819 shares of common stock, $2.50 par value, were outstanding and entitled to vote. On all matters voted upon at the Annual Meeting and any adjournment or postponement thereof, the holders of the common stock vote together as a single class, with each record holder of common stock entitled to one vote per share.

A majority of the votes entitled to be cast on a matter must be represented for a vote to be taken

In order to have a quorum, a majority of the votes entitled to be cast on a matter must be represented in person or by proxy at the Annual Meeting. If a quorum is not present, a majority of shares that are represented may postpone the meeting.

Vote required for approval

As long as holders representing at least a majority of the outstanding shares of Stanley common stock outstanding as of February 28, 2006 are present at the Annual Meeting in person or by proxy, the proposal to appoint Ernst & Young LLP as independent auditors for the year 2006, the proposals to approve The Stanley Works 2006 Management Incentive Compensation Plan and amendments to The Stanley Works 2001 Long-Term Incentive Plan and The Stanley Works 1997 Long-Term Incentive Plan, and the shareholder proposal will be approved if the number of votes cast in favor of each proposal exceeds the number of votes cast against that proposal. Directors will be elected by a plurality of votes cast at the Annual Meeting, provided that a quorum is present.

Voting your shares registered in your name or held in “street name”

The Board of Directors of the company is soliciting proxies from the shareholders of the company. This will give you the opportunity to vote at the Annual Meeting. When you deliver a valid proxy, the shares represented by that proxy will be voted in accordance with your instructions.

Shareholders of record may vote by any one of the following methods:

(1)	CALL 1-800-652-8683 from the US or Canada (this call is toll free) to vote by telephone any time up to 2:00 a.m. EST on April 26, 2006, and follow the simple instructions provided in the recorded message.

(2)	GO TO THE WEBSITE: http://www.computershare.com/expressvote to vote over the Internet any time up to 2:00 a.m. EST on April 26, 2006, and follow the simple instructions provided on that site.

(3)	COMPLETE, SIGN, DATE AND MAIL your proxy card in the enclosed postage-prepaid envelope. Your proxy card must be received by Computershare Investor Services, LLC, Stanley’s transfer agent, prior to the commencement of the Annual Meeting at 9:30 a.m., EST, on April 26, 2006, unless you attend the meeting, in which event you may deliver your proxy card, or vote by ballot, at the meeting. If you are voting by telephone or by the Internet, please do not return your proxy card.

If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares.

Voting your shares held in the Stanley Account Value (401(k)) Plan

If you hold shares in the company through Stanley’s Account Value 401(k) Plan (the “401(k) Plan”), you can instruct the trustee (Citibank, N.A.) in a confidential manner, how to vote the shares allocated to you in the 401(k) Plan by one of the following three methods:

(1)	CALL 1-800-652-8683 from the US or Canada (this call is toll free) to vote by telephone any time up to 2:00 a.m. EST on April 24, 2006, and follow the simple instructions provided in the recorded message.

(2)	GO TO THE WEBSITE: http://www.computershare.com/expressvote to vote over the Internet any time up to 2:00 a.m. EST on April 24, 2006, and follow the simple instructions provided on that site.

(3)	MARK, SIGN, DATE AND MAIL your instruction card in the enclosed postage-prepaid envelope. Your instruction card must be received by Computershare Investor Services, LLC, Stanley’s transfer agent, no later than 2:00 a.m. EST on April 24, 2006, to ensure that the trustee of the 401(k) Plan is able to vote the shares allocated to you in accordance with your wishes at the Annual Meeting. If you are voting by telephone or by the Internet, please do not return your instruction card. In addition, since only the trustee of the 401(k) Plan can vote the shares allocated to you, you will not be able to vote your 401(k) shares at the Annual Meeting.

Please note that the trust agreement governing the 401(k) Plan provides that if the trustee does not receive your voting instructions, the trustee will vote your allocated shares in the same proportion as it votes the allocated shares for which instructions are received from other participants. The trust agreement also provides that unallocated shares are to be voted by the trustee in the same proportion as it votes allocated shares for which instructions are received from participants. Therefore, by providing voting instructions with respect to your allocated shares, you will in effect be providing instructions with respect to a portion of the unallocated shares and a portion of the allocated shares for which instructions were not provided as well. These voting provisions are subject to applicable law, which requires the trustee to act as a fiduciary for 401(k) Plan participants. Therefore, it is possible that the trustee may vote allocated shares for which it does not receive instructions (as well as unallocated shares) in a manner other than on a proportionate basis if it believes that proportionate voting would violate applicable law. The only way to ensure that the trustee votes shares allocated to you in the 401(k) Plan in accordance with your wishes is to provide instructions to the trustee in the manner set forth above.

If a participant in the 401(k) Plan has shares of common stock credited to his or her account and also owns other shares of common stock, he or she should receive separate proxy cards for shares credited to his or her account in the 401(k) Plan and any other shares that he or she owns. All such proxy cards should be completed, signed and returned to the transfer agent to register voting instructions for all shares owned by him or her or held for his or her benefit in the 401(k) Plan.

Changing your vote by revoking your proxy

If you have shares registered in your own name:

If you are a registered holder, there are three ways in which you may revoke your proxy and change your vote:

•	First, you may send a written notice to Stanley’s transfer agent, Computershare Investor Services, LLC at 7600 Grant Street, Burr Ridge, IL 60527-7275, stating that you would like to revoke your proxy. This notice must be received prior to commencement of the Annual Meeting at 9:30 a.m. on April 26, 2006.

•	Second, you may complete and submit a new later-dated proxy by any of the three methods described above under “Voting your shares registered in your name or held in ‘street name’.” The latest dated proxy actually received by Stanley in accordance with the instructions for voting set forth in this proxy statement prior to the Annual Meeting will be the one that is counted, and all earlier proxies will be revoked.

•	Third, you may attend the Annual Meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy. You must vote in person at the meeting to revoke your proxy.

If a broker holds your shares in “street name”:

If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change or revoke your proxy with respect to those shares.

If you are a 401(k) Plan holder:

There are two ways in which you may revoke your instructions to the trustee and change your vote with respect to voting the shares allocated to you in the 401(k) Plan:

•	First, you may send a written notice to Stanley’s transfer agent, Computershare Investor Services, LLC at 7600 Grant Street, Burr Ridge, IL 60527-7275, stating that you would like to revoke your instructions to Citibank, N.A., the trustee for the 401(k) Plan. This written notice must be received no later than 2:00 a.m. EST on April 24, 2006, in order to revoke your prior instructions.

•	Second, you may submit new voting instructions under any one of the three methods described above under “Voting your shares held in the Stanley Account Value (401(k)) Plan.” The latest dated instructions actually received by Citibank, N.A., the trustee for the 401(k) Plan, in accordance with the instructions for voting set forth in this proxy statement, will be the ones that are counted, and all earlier instructions will be revoked.

How proxies are counted

Shares of the common stock represented by proxies received by the company (whether through the return of the enclosed proxy card, telephone or over the Internet), where the shareholder has specified his or her choice with respect to the proposals described in this Proxy Statement (including the election of directors), will be voted in accordance with the specification(s) so made. If your proxy is properly executed but does not contain voting instructions, or if you vote via telephone or the Internet without indicating how you want to vote with respect to any item, your shares will be voted “FOR” the election of both nominees for the Board of Directors, “FOR” the ratification of the appointment of Ernst & Young LLP as auditors of the company’s financial statements for the year ending December 30, 2006, “FOR” The Stanley Works 2006 Management Incentive Compensation Plan, “FOR” the amendments to The Stanley Works 2001 Long-Term Incentive Plan and The Stanley Works 1997 Long-Term Incentive Plan, and “AGAINST” the shareholder proposal urging the Board of Directors to take the necessary steps to require that all members of the Board of Directors be elected annually.

A valid proxy also gives the individuals named as proxies authority to vote in their discretion when voting the shares on any other matters that are properly presented for action at the Annual Meeting.

A properly executed proxy marked ABSTAIN will not be voted. However, it may be counted to determine whether there is a quorum present at the Annual Meeting.

If the shares you own are held in “street name” by a broker or other nominee entity, your broker or other nominee entity, as the record holder of your shares, is required to vote your shares according to your instructions. Under the New York Stock Exchange rules, certain proposals, such as the election of directors and the ratification of the appointment of the company’s independent auditors, are considered “routine” matters and brokers and other nominee entities generally may vote on such matters on behalf of beneficial owners who have not furnished voting instructions. For “non-routine” matters, such as the approval of the MICP Plan and the LTIP Plan Amendments described in items 3 and 4 and the shareholder proposal set forth in Item 5, brokers and other nominee entities may not vote on such matters unless they have received voting instructions from the beneficial owner. A “broker non-vote” occurs when a broker or other nominee entity does not vote on a particular proposal because it does not have authority under the New York Stock Exchange rules to vote on that particular proposal without receiving voting instructions from the beneficial owner.

Broker non-votes will not be counted with respect to the matters to be acted upon but will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

If you hold shares in the company through the Stanley Account Value (401(k)) Plan, please note that the trust agreement governing the 401(k) Plan provides that if the trustee does not receive your voting instructions, the trustee will vote your allocated shares in the same proportion as it votes the allocated shares for which instructions are received from other participants. The trust agreement also provides that unallocated shares are to be voted by the trustee in the same proportion as it votes allocated shares for which instructions are received from participants. Therefore, by providing voting instructions with respect to your allocated shares, you will in effect be providing instructions with respect to a portion of the unallocated shares and a portion of the allocated shares for which instructions were not provided as well. These voting provisions are subject to applicable law, which requires the trustee to act as a fiduciary for 401(k) Plan participants. Therefore, it is possible that the trustee may vote allocated shares for which it does not receive instructions (as well as unallocated shares) in a manner other than on a proportionate basis if it believes that proportionate voting would violate applicable law. The only way to ensure that the trustee votes shares allocated to you in the 401(k) Plan in accordance with your wishes is to provide instructions to the trustee in the manner set forth above under the heading “Voting your shares held in the Stanley Account Value (401(k)) Plan.”

Confidential voting

It is Stanley’s policy that all proxies, ballots and tabulations of shareholders who check the box indicated for confidential voting be kept confidential, except where mandated by law and other limited circumstances.

For participants in the 401(k) Plan, your instructions to the trustee on how to vote the shares allocated to you under the 401(k) Plan will be kept confidential. You do not need to request confidential treatment in order to maintain the confidentiality of your vote.

Solicitation of Proxies

Your proxy is solicited on behalf of the Board of Directors. The company will pay all of the expenses of the solicitation. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of the company, who will receive no additional compensation therefore. Stanley has retained D.F. King & Co. to aid in the solicitation of proxies; Stanley expects the additional expense of D.F. King’s assistance to be approximately $11,000. Stanley also will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners. Stanley will, upon request, reimburse these institutions for their reasonable expenses in sending proxies and proxy material to beneficial owners. A copy of the Annual Report on Form 10-K filed by the company with the Securities and Exchange Commission for its latest fiscal year is available without charge to shareholders at the company’s website at www.stanleyworks.com or upon written request to The Stanley Works, 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations.

Shareholder proposals for the 2007 Annual Meeting

Shareholder proposals, submitted pursuant to Rule 14a-8 of the Exchange Act, intended to be presented at the company’s 2007 Annual Meeting must be received by the Secretary not later than November 22, 2006 for inclusion in the proxy statement and form of proxy relating to such meeting. A shareholder who otherwise intends to present business at the company’s 2006 Annual Meeting must comply with the company’s bylaws, which state, among other things, that to properly bring business before an annual meeting, a shareholder must give notice to the Secretary in proper written form not less than sixty (60) days nor more than ninety (90) days prior to the anniversary of the date on which the immediately preceding Annual Meeting of shareholders was convened. Thus, a notice of a shareholder proposal for the 2007 Annual Meeting, submitted other than pursuant to Rule 14a-8, will not be timely if received by the Secretary before January 28, 2007 or after February 26, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Through inadvertence, the sale of 1,075 shares of stock held in Stanley’s 401(k) Account Value Plan for the benefit of Jeff Chen in November 2005 was reported approximately 35 days late, in mid-December. Through inadvertence, the sale of 1,226 shares of stock in July 2005 by Mark J. Mathieu was reported approximately 13 days late, in August 2005.

Questions

If you have questions about this proxy solicitation or voting, please call the company’s proxy solicitor, D.F. King & Co., Inc. at (800) 659-6590 or write to them at 48 Wall Street, New York, New York, 10005, or write to us at Office of the Secretary, 1000 Stanley Drive, New Britain, Connecticut 06053.

For the Board of Directors

BRUCE H. BEATT
Secretary

Directions to the Annual Meeting of Shareholders of The Stanley Works

THE STANLEY CENTER FOR LEARNING AND INNOVATION
1000 Stanley Drive
New Britain, Connecticut 06053

FROM NEW YORK STATE, DANBURY, WATERBURY VIA I-84 EAST:	FROM MASSACHUSETTS OR BRADLEY AIRPORT VIA I-91 SOUTH TO I-84 WEST:

Exit #37 (Fienemann Road).
Right at stop light at end of ramp.
Right at first stop light onto Slater Road.
Approximately 1 mile to entrance for Mountain View Corporate Park (Stanley Drive). Right into entrance, follow driveway to The Stanley Works.

Exit #37 (Fienemann Road).
Right at stop light at end of ramp.
Right at second stop light onto Slater Road.
Approximately 1 mile to entrance for
Mountain View Corporate Park (Stanley
Drive). Right into entrance, follow driveway to The Stanley Works.

Exhibit 1
The Stanley Works
Director Independence Standards

1.	Directors Generally. A Director may only qualify as “independent” if the Company’s Board of Directors affirmatively determines that the Director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

2.	Additional Independence Criteria.

a.	In no event will a Director be considered independent if, within the preceding three years:

i.	the Director was employed by the Company (except as interim Chairman or CEO or other executive officer);

ii.	an immediate family member of the Director was employed by the Company as an executive officer;

iii.	the Director or his/her immediate family member was (but is no longer) a partner or employee of a firm that is the Company’s internal or external auditor (an “Audit Firm”) and personally worked on the Company’s audit;

iv.	the Director, or an immediate family member of the Director, is or was employed as an executive officer of another company where any of the Company’s present executives at the same time serves or served on that company’s compensation committee; or

v.	the Director, or an immediate family member of the Director, received during any twelve-month period more than $100,000 in direct compensation from the Company, other than Director and committee fees and pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service, and excluding compensation received by a Director for former service as an interim Chairman or CEO, or compensation received by an immediate family member for service as a non-executive employee of the Company.

b.	In no event will a Director be considered independent if:

i.	the Director is a current employee, or the Director’s immediate family member is a current executive officer, of a company (excluding tax-exempt organizations) that, within the preceding three years, made payments to or received payments from the Company for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues (payments and the consolidated gross revenues shall be those reported in the last completed fiscal year),

ii.	the Director or an immediate family member is a current partner of an Audit Firm, or

iii.	the Director is a current employee of an Audit Firm or has an immediate family member who (A) is a current employee of an Audit Firm and (B) participates in such firm’s audit, assurance or tax compliance (but not tax planning) practice.

c.	No director shall serve on more than four boards of other public companies and no management Director shall serve on more than two boards of other public companies.

3.	Audit Committee Members. Audit Committee members may not have any direct or indirect financial relationship or affiliation whatsoever with the Company or any subsidiary other than as Directors or members of the Audit Committee or of other committees. No member of the Audit Committee shall serve on more than three audit committees of other public companies.

Appendix A
The Stanley Works 2006 Management Incentive Compensation Plan

1.	Purpose. The purpose of The Stanley Works 2006 Management Incentive Plan is to reinforce corporate, organizational and business-development goals, to promote the achievement of year-to-year financial and other business objectives and to reward the performance of eligible employees in fulfilling their personal responsibilities.

2.	Definitions. The following terms, as used herein, shall have the following meanings:

(a)	“Affiliate” shall mean, with respect to the Company or any of its subsidiaries, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

(b)	“Award” shall mean an incentive compensation award, granted pursuant to the Plan, that is contingent upon the attainment of Performance Goals with respect to a Performance Period.

(c)	“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(d)	“Board” shall mean the Board of Directors of the Company.

(e)	A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(1)	any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareowners was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or;

(3)	there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (i) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(4)	the shareowners of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareowners of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(f)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)	“Committee” shall mean the Compensation and Organization Committee of the Board of Directors, the composition of which shall at all times consist solely of two or more “outside directors” within the meaning of section 162(m) of the Code.

(h)	“Company” shall mean The Stanley Works and its and successors.

(i)	“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

(j)	“Disability” shall have the meaning set forth in Section 22(e)(3) of the Code, or any successor provision.

(k)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)	“Participant” shall mean any employee of the Company or an Affiliate who is, pursuant to Section 4 of the Plan, selected to participate in the Plan.

(m)	“Performance Goals” shall mean performance goals based on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) pre-tax income or after-tax income; (ii) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets; (iv) operating income; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) return on revenues; (viii) net tangible assets (working capital plus property, plants and equipment) or return on net tangible assets (operating income divided by average net tangible assets) or working capital; (ix) operating cash flow (operating income plus or minus changes in working capital less capital expenditures); (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) sales or sales growth; (xii) operating margin or profit margin; (xiii) share price or total shareholder return; (xiv) earnings from continuing operations; (xv) cost targets, reductions or savings, productivity or efficiencies; (xvi) economic value added; and (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, financial management, project management, supervision of litigation, information technology, or goals relating to divestitures, joint ventures or similar transactions. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a parent or subsidiary of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Committee.

(n)	“Performance Period” shall mean, unless the Committee determines otherwise, a period of no longer than 12 months.

(o)	“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareowners of the Company in substantially the same proportions as their ownership of shares of the Company.

(p)	“Plan” shall mean The Stanley Works 2006 Management Incentive Plan, as amended from time to time.

(q)	“Retirement” shall mean a Participant’s termination of employment with the Company or an Affiliate thereof at or after attaining age 55 and completing ten years of service.

3.	Administration. The Plan shall be administered by the Compensation and Organization Committee of the Board. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Goals, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Awards; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any parent or subsidiary of the Company or the financial statements of the Company or any parent or subsidiary of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

Subject to Section 162(m) of the Code or as otherwise required for compliance with other applicable law, the Committee may delegate all or any part of its authority under the Plan to any officer or officers of the Company.

4.	Eligibility. Awards may be granted to Participants in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the Performance Goals relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.	Terms of Awards. Awards granted pursuant to the Plan shall be communicated to Participants in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

(a)	In General. On or prior to the earlier of the 90th day after the commencement of a Performance Period or the date on which 25% of a Performance Period has elapsed, the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Performance Period and the Performance Goals applicable to each Award for each Participant with respect to such Performance Period. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Awards shall be made only if and to the extent the Performance Goals with respect to such Performance Period are attained.

(b)	Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained in this Section 5, in no event shall payment in respect of an Award granted for a Performance Period be made to a Participant who is or is reasonably expected to be a Covered Employee exceed the lesser of 300% of the Participant’s annual base salary on the date the Performance Period commences for any twelve month period or $5,000,000. The Committee may, in its sole discretion, increase (subject to the maximum amount set forth in this Section 5(b)) or decrease the amounts otherwise payable to Participants upon the achievement of Performance Goals under an Award; provided, however, that in no event may the Committee so increase the amount otherwise payable to a Covered Employee pursuant to an Award.

(c)	Time and Form of Payment. Unless otherwise determined by the Committee, all payments in respect of Awards granted under this Plan shall be made in cash within 2-1/2 months after the end of the Performance Period.

6.	Term. Subject to the approval of the Plan by the holders of a majority of the Common Stock represented and voting on the proposal at the annual meeting of Company’s shareholders to be held in 2006 (or any adjournment thereof), the Plan shall be effective as of January 1, 2006 and shall continue in effect until the tenth anniversary of the date of such shareholder approval, unless earlier terminated as provided below.

7.	General Provisions.

(a)	Compliance with Legal Requirements. The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

(b)	Nontransferability. Awards shall not be transferable by a Participant except upon the Participant’s death following the end of the Performance Period but prior to the date payment is made, in which case the Award shall be transferable in accordance with any beneficiary designation made by the Participant in accordance with Section 7(l) below or, in the absence thereof, by will or the laws of descent and distribution.

(c)	No Right To Continued Employment. Nothing in the Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way whatever rights otherwise exist of the Company to terminate such Participant’s employment or change such Participant’s remuneration.

(d)	Withholding Taxes. Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

(e)	Amendment, Termination and Duration of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment that requires shareholder approval in order for the Plan to continue to comply with Section 162(m) of the Code shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant under any Award following the end of the Performance Period to which such Award relates, provided that the exercise of the Committee’s discretion pursuant to Section 5(b) to reduce the amount of an Award shall not be deemed an amendment of the Plan.

(f)	Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

(g)	Termination of Employment.

(i)	Unless otherwise provided by the Committee, and except as set forth in subparagraph (ii) of this Section 7(g), a Participant must be actively employed by the Company or one of its Affiliates at the end of the Performance Period in order to be eligible to receive payment in respect of such Award.

(ii)	Unless otherwise provided by the Committee, if a Participant’s employment is terminated as result of death, Disability or Retirement prior to the end of the Performance Period, the Participant’s Award shall be cancelled and in respect of his or her cancelled Award the Participant shall receive a pro rata portion of the Award as determined by the Committee.

(h)	Change in Control. Notwithstanding any provision in the Plan to the contrary, upon a Change in Control, unless otherwise determined by the Committee with respect to an Award at the time of its grant, each outstanding Award shall be cancelled and in respect of his or her cancelled Award a Participant shall receive a pro rata portion of the Award. Such portion shall be calculated by extrapolating the achievement of the applicable Performance Goal or Performance Goals during the Performance Period prior to the Change in Control to the end of the Performance Period and then multiplying this amount by a fraction, the numerator of which is the number of days completed in the Performance Period prior to the Change in Control and the denominator of which is the total number of days in the Performance Period. The pro rata portion of the Award shall be paid in cash as soon as practicable following the Change in Control. In addition, if any Award which a Participant earned under the Plan during any Performance Period which ended prior to the Change in Control has neither been paid to the Participant nor credited to such Participant under a deferred compensation plan maintained or sponsored by the Company or an Affiliate prior to the Change in Control, such Award shall be paid to the Participant as soon as practicable and in no event later than the later of (i) March 1st following the year in respect of which the Award was earned or (ii) the fifteenth day following the Change in Control. After a Change in Control, the Committee may

not exercise the discretion referred to in Section 5(b) to decrease the amount payable in respect of any Award which is outstanding immediately prior to the occurrence of the Change in Control.

(i)	Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(j)	Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Connecticut without giving effect to the conflict of laws principles thereof.

(k)	Effective Date. The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the shareholders of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) shall be null and void.

(l)	Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant’s beneficiary pursuant to Section 7(b), the Participant’s estate shall be deemed to be the grantee’s beneficiary.

(m)	Interpretation. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

Appendix B

THE STANLEY WORKS
1997 LONG-TERM INCENTIVE PLAN

Section 1.	Purpose

The purposes of this Long-Term Incentive Plan (the “Plan”) are to encourage selected salaried employees of The Stanley Works (together with any successor thereto, the “Company”) and selected salaried employees and non-employee directors of its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

Section 2.	Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)	“Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

(b)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c)	“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(d)	“Board of Directors” or “Board” shall mean the Board of Directors of the Company.

(e)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)	“Committee” shall mean the Compensation and Organization Committee of the Board.

(g)	“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(h)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(i)	“Fair Market Value” shall mean, with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and with respect to Shares, shall mean the mean average of the high and the low price of a Share as quoted on the New York Stock Exchange Composite Tape on the date as of which fair market value is to be determined or, if there is no trading of Shares on such date, such mean average of the high and the low price on the next preceding date on which there was such trading.

(j)	“Immediate family members” of a Participant shall mean the Participant’s children, grandchildren and spouse.

(k)	“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(l)	“1990 Plan” shall mean the Company’s 1990 Stock Option Plan.

(m)	“Non-Employee Director” shall mean any non-employee director of an Affiliate.

(n)	“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(o)	“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(p)	“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(q)	“Participant” shall mean a Salaried Employee designated to be granted an Award under the Plan.

(r)	“Performance Award” shall mean any Award granted under Section 6(d) of the Plan.

(s)	“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(t)	“Released Securities” shall mean securities that were Restricted Securities with respect to which all applicable restrictions have expired, lapsed, or been waived.

(u)	“Restricted Securities” shall mean securities covered by Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

(v)	“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(w)	“Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(x)	“Salaried Employee” shall mean any salaried Employee of the Company or of any Affiliate.

(y)	“Shares” shall mean shares of the common stock of the Company, par value $2.50 per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(z)	“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.	Administration

Except as otherwise provided herein, the Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder, and any employee of the Company or of any Affiliate.

Section 4.	Shares Available for Awards

(a)	Shares Available. Subject to adjustment as provided in Section 4(b):

(i)	Calculation of Number of Shares Available. The number of Shares authorized to be issued in connection with the granting of Awards under the Plan is four million (4,000,000), and the number of Shares available for granting Awards under the Plan in each fiscal year or, in the case of the years 1997 and 2007, part thereof shall be two percent (2%) of the issued Shares (including, without limitation, treasury Shares) as of the first day of such year; provided, however, that the number of Shares available for granting Awards in any year shall be increased in any such year by the number of Shares available under the Plan in previous years but not covered by Awards granted under the Plan in such years. Further, if any Shares covered by an Award granted under the Plan or by an award granted under the 1990 Plan, or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, or if upon the termination of the 1990 Plan there are Shares remaining that were authorized for issuance under that Plan but with respect to which no awards have been granted, then the Shares covered by such Awards or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, or which were authorized for issuance under the 1990 Plan but with respect to which no awards were granted as of the termination of the 1990 Plan shall again be, or shall become available for granting Awards under the Plan. Notwithstanding the foregoing but subject to adjustment as provided in Section 4(b), no more than one million (1,000,000) Shares shall be cumulatively available for delivery pursuant to the exercise of Incentive Stock Options.

(ii)	Accounting for Awards. For purposes of this Section 4,

(A)	if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B)	Dividend Equivalents and Awards not denominated in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan, if at all, only in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan;

provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or awards granted under the 1990 Plan may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the Shares available for granting Awards under the Plan.

(iii)	Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(b)	Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation split-up, spin-off, combination repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided further, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

Section 5.	Eligibility

Any Salaried Employee, including any officer or employee-director of the Company or of any Affiliate, and any Non-Employee Director, who is not a member of the Committee shall be eligible to be designated a Participant.

Section 6.	Awards

(a)	Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of a Share on the date of grant of such Option (or, if the Committee so determines, in the case of any Option retroactively granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award).

(ii)	Option Term. The term of each Option shall be fixed by the Committee.

(iii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)	Incentive Stock Options. The terms of any Incentive Stock Option granted under the plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. No Incentive Stock Option shall be granted to any Non-Employee Director who is not otherwise an employee of the Company or any of its Affiliates.

(v)	Transferability. An Option shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code, and, during the Participant’s lifetime, shall be exercisable only by the Participant, except that the Committee may:

(A)	permit exercise, during the Participant’s lifetime, by the Participant’s guardian or legal representative; and

(B)	permit transfer, upon the Participant’s death, to beneficiaries designated by the Participant in a manner authorized by the Committee, provided that the Committee determines that such exercise and such transfer are consonant with requirements for exemption from Section 16(b) of the Exchange Act and, with respect to an Incentive Stock Option, the requirements of Section 422(b)(5) of the Code; and

(C)	grant Non-Qualified Stock Options that are transferable, or amend outstanding Non-Qualified Stock Options to make them so transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members.

(b)	Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right (or, if the Committee so determines, in the case of any Stock Appreciation Right retroactively granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award). Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)	Restricted Stock and Restricted Stock Units.

(i)	Issuance. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

(ii)	Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(iii)	Registration. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)	Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such Restricted Stock shall become Released Securities.

(d)	Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish.

Performance goals shall be based on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) pre-tax income or after-tax income; (ii) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets; (iv) operating income; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) return on revenues; (viii) net tangible assets (working capital plus property, plants and equipment) or return on net tangible assets (operating income divided by average net tangible assets) or working capital; (ix) operating cash flow (operating income plus or minus changes in working capital less capital expenditures); (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) sales or sales growth; (xii) operating margin or profit margin; (xiii) share price or total shareholder return; (xiv) earnings from continuing operations; (xv) cost targets, reductions or savings, productivity or efficiencies; (xvi) economic value added; and (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, financial management, project management, supervision of litigation, information technology, or goals relating to divestitures, joint ventures or similar transactions.

Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of Stanley or a parent or subsidiary of Stanley, or a division or strategic business unit of Stanley, all as determined by the Compensation and Organization Committee (the “Committee”). The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Subject to the terms of the Plan and any applicable Awards Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

(e)	Dividend Equivalents. The Committee is hereby authorized to grant to Participants Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Awards Agreement, such Awards may have such terms and conditions as the Committee shall determine.

(f)	Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted (or, if the Committee so determines, in the case of any such purchase right retroactively granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award).

(g)	General.

(i)	No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)	Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any awards granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)	Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)	Limits on Transfer of Awards. Except as provided in Section 6(a) above regarding Options, no Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code (or, in the case of an Award of Restricted Securities, to the Company); provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the demand of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)	Terms of Awards. The Term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

(vi)	Per-Person Limitation on Options and SARs. The number of Shares with respect to which Options and SARs may be granted under the Plan to an individual Participant in any three-year period from September 17, 1997 through the end of the term shall not exceed 3,000,000 Shares, subject to adjustment as provided in Section 4(b).

(vii)	Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(viii)	Maximum Payment Amount. The maximum fair market value of payments to any executive officer made in connection with any long-term performance awards (except for payments made in connection with Options or Stock Appreciation Rights) granted under the 1997 Plan shall not, during any three-year period, exceed two percent of Stanley’s shareholders’ equity as of the end of the year immediately preceding the commencement of such three-year period.

Section 7.	Amendment and Termination

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)	Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

(i)	increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 hereof; or

(ii)	permit Options, Stock Appreciation Rights, or other Stock-Based Awards encompassing rights to purchase Shares to be granted with per Share grant, purchase, or exercise prices of less than the Fair Market Value of a Share on the date of grant thereof, except to the extent permitted under Sections 6(a), 6(b), or 6(f) hereof.

(b)	Adjustments of Awards Upon Certain Acquisitions. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

(c)	Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

(d)	Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.	General Provisions

(a)	No Rights to Awards. No Salaried Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Salaried Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)	Delegation. The Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend or terminate Awards held by, Salaried Employees who are not officers of the Company for purposes of Section 16 of the Exchange Act.

(c)	Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Awards or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(d)	No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)	No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)	Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Connecticut and applicable Federal law.

(g)	Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(h)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(j)	Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 9.	Change in Control

(a)	Upon the occurrence of a Change in Control (as hereinafter defined), unless otherwise determined by the Committee and set forth in an Award Agreement,

(i)	all Options and Stock Appreciation Rights, whether granted as performance awards or otherwise, shall become immediately exercisable in full for the remainder of their terms, and Grantees shall have the right to have the Company purchase all or any number of such Options or Stock Appreciation Rights for cash for a period of thirty (30) days following a Change in Control at the Option Acceleration Price (as hereinafter defined); and

(ii)	all restrictions applicable to all Restricted stock and Restricted Stock Units, whether such Restricted Stock and Restricted Stock Units were granted as performance awards or otherwise, shall immediately lapse and have no effect, and Grantees shall have the right to have the Company purchase all or any number of such Restricted Stock Units and shares of Restricted Stock for cash for a period of thirty (30) days following a Change in Control at the Restricted Stock Acceleration Price (as hereinafter defined).

(b)(i)	The “Restricted Stock Acceleration Price” is the highest of the following on the date of a Change in Control:

(A)	the highest reported sales price of a share of the Common Stock within the sixty (60) days preceding the date of a Change in Control, as reported on any securities exchange upon which the Common Stock is listed,

(B)	the highest price of a share of the Common Stock reported in a Schedule 13D or an amendment thereto as paid within the sixty (60) days preceding the date of the Change in Control,

(C)	the highest tender offer price paid for a share of the Common Stock, and

(D)	any cash merger or similar price paid for a share of the Common Stock.

(ii)	The “Option Acceleration Price” is the excess of the Restricted Stock Acceleration Price over the exercise price of the award, except that for Incentive Stock Options, the Option Acceleration Price is limited to the spread between the Fair Market Value on the date of exercise and the option price.

(c)	A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(I)	any Person, as hereinafter defined, is or becomes the Beneficial Owner, as hereinafter defined, directly or indirectly, of securities of the Company, as hereinafter defined, (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

(II)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 17, 2003 or whose appointment, election or nomination for election was previously so approved or recommended;

(III)	there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (i) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(IV)	the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(d)	Solely for purposes of Section 9(c) and (d), and notwithstanding anything to the contrary in any other provision of this Plan, the following terms shall have the meanings indicated below:

1.	“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.	“Company” shall mean The Stanley Works.

3.	“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Section 10.	Effective Date of the Plan

The Plan shall be effective as of September 17, 1997.

Section 11.    Term of the Plan

No Award shall be granted under the Plan after September 16, 2007. However, unless otherwise expressly provided in the plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, or adjust any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

Appendix C

THE STANLEY WORKS
2001 LONG-TERM INCENTIVE PLAN

Section 1.	Purpose

The purposes of this Long-Term Incentive Plan (the “Plan”) are to encourage selected salaried employees of The Stanley Works (together with any successor thereto, the “Company”) and selected salaried employees and non-employee directors of its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its shareowners, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

Section 2.	Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)	“Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

(b)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c)	“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(d)	“Board of Directors” or “Board” shall mean the Board of Directors of the Company.

(e)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)	“Committee” shall mean the Compensation and Organization Committee of the Board.

(g)	“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(h)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(i)	“Fair Market Value” shall mean, with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and with respect to Shares, shall mean the mean average of the high and the low price of a Share as quoted on the New York Stock Exchange Composite Tape on the date as of which fair market value is to be determined or, if there is no trading of Shares on such date, such mean average of the high and the low price on the next preceding date on which there was such trading.

(j)	“Immediate family members” of a Participant shall mean the Participant’s children, grandchildren and spouse.

(k)	“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(l)	“1997 Plan” shall mean the Company’s 1997 Long-Term Incentive Plan.

(m)	“Non-Employee Director” shall mean any non-employee director of an Affiliate.

(n)	“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(o)	“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(p)	“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(q)	“Participant” shall mean a Salaried Employee or non-employee director designated to be granted an Award under the Plan.

(r)	“Performance Award” shall mean any Award granted under Section 6(d) of the Plan.

(s)	“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(t)	“Released Securities” shall mean securities that were Restricted Securities with respect to which all applicable restrictions have expired, lapsed, or been waived.

(u)	“Restricted Securities” shall mean securities covered by Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

(v)	“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(w)	“Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(x)	“Salaried Employee” shall mean any salaried employee of the Company or of any Affiliate.

(y)	“Shares” shall mean shares of the common stock of the Company, par value $2.50 per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(z)	“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.	Administration

Except as otherwise provided herein, the Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by or with respect to which payments, rights, or other matters are to be calculated in connection with Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareowner, and any employee of the Company or of any Affiliate.

Section 4.	Shares Available for Awards

(a)	Shares Available. Subject to adjustment as provided in Section 4(b):

(i)	Calculation of Number of Shares Available. The number of Shares authorized to be issued in connection with the granting of Awards under the Plan is ten million (10,000,000). If any Shares covered by an Award granted under the Plan or by an award granted under the 1997 Plan, or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, or if upon the termination of the 1997 Plan there are Shares remaining that were authorized for issuance under that Plan but with respect to which no awards have been granted, then the Shares covered by such Awards or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, or which were authorized for issuance under the 1997 Plan but with respect to which no awards were granted as of the termination of the 1997 Plan shall again be, or shall become available for granting Awards under the Plan. Notwithstanding the foregoing but subject to adjustment as provided in Section 4(b), (A) no more than one million (1,000,000) Shares shall be cumulatively available for delivery pursuant to the exercise of Incentive Stock Options and (B) no more than one million (1,000,000) Shares shall be cumulatively available for granting as Restricted Stock or Restricted Stock Units.

(ii)	Accounting for Awards. For purposes of this Section 4,

(A)	if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B)	Dividend Equivalents and Awards not denominated in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan, if at all, only in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or awards granted under the 1997 Plan may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the Shares available for granting Awards under the Plan.

(iii)	Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(b)	Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation split-up, spin-off, combination repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided further, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

Section 5.	Eligibility

Any Salaried Employee, including any officer or employee-director of the Company or of any Affiliate, and any Non-Employee Director, who is not a member of the Committee shall be eligible to be designated a Participant.

Section 6.	Awards

(a)	Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of a Share on the date of grant of such Option (or, if the Committee so determines, in the case of any Option retroactively granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award).

(ii)	Option Term. The term of each Option shall be fixed by the Committee.

(iii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)	Incentive Stock Options. The terms of any Incentive Stock Option granted under the plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. No Incentive Stock Option shall be granted to any Non-Employee Director who is not otherwise an employee of the Company or any of its Affiliates.

(v)	Transferability. An Option shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code, and, during the Participant’s lifetime, shall be exercisable only by the Participant, except that the Committee may:

(A)	permit exercise, during the Participant’s lifetime, by the Participant’s guardian or legal representative; and

(B)	permit transfer, upon the Participant’s death, to beneficiaries designated by the Participant in a manner authorized by the Committee, provided that the Committee determines that such exercise and such transfer are consonant with requirements for exemption from Section 16(b) of the Exchange Act and, with respect to an Incentive Stock Option, the requirements of Section 422(b)(5) of the Code; and

(C)	grant Non-Qualified Stock Options that are transferable, or amend outstanding Non-Qualified Stock Options to make them so transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members.

(b)	Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right (or, if the Committee so determines, in the case of any Stock Appreciation Right retroactively granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award). Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)	Restricted Stock and Restricted Stock Units.

(i)	Issuance. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

(ii)	Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(iii)	Registration. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)	Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such Restricted Stock shall become Released Securities.

(d)	Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish.

Performance goals shall be based on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) pre-tax income or after-tax income; (ii) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets; (iv) operating income; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) return on revenues; (viii) net tangible assets (working capital plus property, plants and equipment) or return on net tangible assets (operating income divided by average net tangible assets) or working capital; (ix) operating cash flow (operating income plus or minus changes in working capital less capital expenditures); (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) sales or sales growth; (xii) operating margin or profit margin; (xiii) share price or total shareholder return; (xiv) earnings from continuing operations; (xv) cost targets, reductions or savings, productivity or efficiencies; (xvi) economic value added; and (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, financial management, project management, supervision of litigation, information technology, or goals relating to divestitures, joint ventures or similar transactions.

Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of Stanley or a parent or subsidiary of Stanley, or a division or strategic business unit of Stanley, all as determined by the Compensation and Organization Committee (the “Committee”). The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Subject to the terms of the Plan and any applicable Awards Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

(e)	Dividend Equivalents. The Committee is hereby authorized to grant to Participants Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Awards Agreement, such Awards may have such terms and conditions as the Committee shall determine.

(f)	Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted (or, if the Committee so determines, in the case of any such purchase right retroactively granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award).

(g)	General.

(i)	No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)	Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any awards granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)	Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)	Limits on Transfer of Awards. Except as provided in Section 6(a) above regarding Options, no Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code (or, in the case of an Award of Restricted Securities, to the Company); provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)	Terms of Awards. The Term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

(vi)	Per-Person Limitation on Options and SARs. The number of Shares with respect to which Options and SARs may be granted under the Plan to an individual Participant in any three-year period from January 24, 2001 through the end of the term shall not exceed 4,000,000 Shares, subject to adjustment as provided in Section 4(b).

(vii)	Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(viii)	Maximum Payment Amount. The maximum fair market value of payments to any executive officer made in connection with any long-term performance awards (except for payments made in connection with Options or Stock Appreciation Rights) granted under the Plan shall not, during any three-year period, exceed two percent of Stanley’s shareowners’ equity as of the end of the year immediately preceding the commencement of such three-year period.

Section 7.	Amendment and Termination

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)	Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any shareowner, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareowners of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

(i)	increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 hereof; or

(ii)	permit Options, Stock Appreciation Rights, or other Stock-Based Awards encompassing rights to purchase Shares to be granted with per Share grant, purchase, or exercise prices of less than the Fair Market Value of a Share on the date of grant thereof, except to the extent permitted under Sections 6(a), 6(b), or 6(f) hereof.

(b)	Adjustments of Awards Upon Certain Acquisitions. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

(c)	Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

(d)	Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.	General Provisions

(a)	No Rights to Awards. No Salaried Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Salaried Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)	Delegation. The Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend or terminate Awards held by, Salaried Employees who are not officers of the Company for purposes of Section 16 of the Exchange Act.

(c)	Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Awards or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(d)	No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)	No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)	Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Connecticut and applicable Federal law.

(g)	Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(h)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(j)	Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 9.	Change in Control

(a)	Upon the occurrence of a Change in Control (as hereinafter defined), unless otherwise determined by the Committee and set forth in an Award Agreement:

(i)	all Options and Stock Appreciation Rights, whether granted as performance awards or otherwise, shall become immediately exercisable in full for the remainder of their terms, and Grantees shall have the right to have the Company purchase all or any number of such Options or Stock Appreciation Rights for cash for a period of thirty (30) days following a Change in Control at the Option Acceleration Price (as hereinafter defined); and

(ii)	all restrictions applicable to all Restricted Stock and Restricted Stock Units, whether such Restricted Stock and Restricted Stock Units were granted as performance awards or otherwise, shall immediately lapse and have no effect, and Grantees shall have the right to have the Company purchase all or any number of such Restricted Stock Units and shares of Restricted Stock for cash for a period of thirty (30) days following a Change in Control at the Restricted Stock Acceleration Price (as hereinafter defined).

(b)(i)	The “Restricted Stock Acceleration Price” is the highest of the following on the date of a Change in Control:

(A)	the highest reported sales price of a share of the Common Stock within the sixty (60) days preceding the date of a Change in Control, as reported on any securities exchange upon which the Common Stock is listed,

(B)	the highest price of a share of the Common Stock reported in a Schedule 13D or an amendment thereto as paid within the sixty (60) days preceding the date of the Change in Control,

(C)	the highest tender offer price paid for a share of the Common Stock, and

(D)	any cash merger or similar price paid for a share of the Common Stock.

(ii)	The “Option Acceleration Price” is the excess of the Restricted Stock Acceleration Price over the exercise price of the award, except that for Incentive Stock Options, the Option Acceleration Price is limited to the spread between the Fair Market Value on the date of exercise and the option price.

(c)	A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(I)	any Person, as hereinafter defined, is or becomes the Beneficial Owner, as hereinafter defined, directly or indirectly, of securities of the Company, as hereinafter defined, (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

(II)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareowners was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 17, 2003 or whose appointment, election or nomination for election was previously so approved or recommended; or

(III)	there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (i) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(IV)	the shareowners of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareowners of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(d)	Solely for purposes of Section 9(c) and (d), and notwithstanding anything to the contrary in any other provision of this Plan, the following terms shall have the meanings indicated below:

1.	“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.	“Company” shall mean The Stanley Works.

3.	“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company.

Section 10.	Effective Date of the Plan

The Plan shall be effective as of January 25, 2001.

Section 11.	Term of the Plan

No Award shall be granted under the Plan after January 24, 2011. However, unless otherwise expressly provided in the plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, or adjust any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

THIS PAGE IS INTENTIONALLY LEFT BLANK

[ ]	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

A  Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 - Eileen S. Kraus	[ ]	[ ]	02 - Lawrence A. Zimmerman	[ ]	[ ]

B Issues				C Non-Proposal
The Board of Directors recommends a vote FOR proposal 2.

2. To approve Ernst & Young LLP as independent auditors for the year 2006.	For	Against	Abstain	1. Confidential voting-Mark box at right if you wish this vote to remain confidential.	[ ]
	[ ]	[ ]	[ ]

The Board of Directors recommends a vote FOR proposal 3.

3. To approve The Stanley Works 2006 Management Incentive Compensation Plan.	For	Against	Abstain
	[ ]	[ ]	[ ]

The Board of Directors recommends a vote FOR proposal 4.

4. To approve amendments to The Stanley Works 2001 Long-Term Incentive Plan and The Stanley Works 1997 Long-Term Incentive Plan.	For	Against	Abstain
	[ ]	[ ]	[ ]

The Board of Directors recommends a vote AGAINST proposal 5.

5. To vote on a shareholder proposal urging the Board of Directors to take the necessary steps to require that all members of the Board of Directors be elected annually.	For	Against	Abstain
	[ ]	[ ]	[ ]

D  Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator or guardian, please provide your FULL title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy – The Stanley Works

Proxy for Annual Meeting of Shareholders
April 26, 2006

Solicited on behalf of the Board of Directors

The shareholder(s) of The Stanley Works appoint(s) Stillman B. Brown, Eileen S. Kraus, and John F. Lundgren or any of them, proxies, each with full power of substitution, to vote all shares of common stock of The Stanley Works held of record in the name(s) of the undersigned at the annual meeting of shareholders to be held at The Stanley Center for Learning & Innovation, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 26, 2006 at 9:30 a.m., and any adjournments or postponements thereof, with all powers the shareholder(s) would possess if personally present. The shareholder(s) hereby revoke(s) any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 and 4 AND AGAINST ITEM 5 LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR REGISTER YOUR VOTE IMMEDIATELY VIA PHONE OR INTERNET.

Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet		To vote by Mail
•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE	•	Mark, sign and date the proxy card.
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.	•	Return the proxy card in the postage-paid envelope provided.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 2:00 a.m., Eastern Time, on April 26, 2006.
Proxies submitted by mail must be received by 9:30 a.m. Eastern Time, on April 26, 2006.
THANK YOU FOR VOTING

[ ]	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A  Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 - Eileen S. Kraus	[ ]	[ ]	02 - Lawrence A. Zimmerman	[ ]	[ ]

B Issues
The Board of Directors recommends a vote FOR proposal 2.

2. To approve Ernst & Young LLP as independent auditors for the year 2006.	For	Against	Abstain
	[ ]	[ ]	[ ]

The Board of Directors recommends a vote FOR proposal 3.

3. To approve The Stanley Works 2006 Management Incentive Compensation Plan.	For	Against	Abstain
	[ ]	[ ]	[ ]

The Board of Directors recommends a vote FOR proposal 4.

4. To approve amendments to The Stanley Works 2001 Long-Term Incentive Plan and The Stanley Works 1997 Long-Term Incentive Plan.	For	Against	Abstain
	[ ]	[ ]	[ ]

The Board of Directors recommends a vote AGAINST proposal 5.

5. To vote on a shareholder proposal urging the Board of Directors to take the necessary steps to require that all members of the Board of Directors be elected annually.	For	Against	Abstain
	[ ]	[ ]	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator or guardian, please provide your FULL title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy – The Stanley Works

Proxy for Annual Meeting of Shareholders
April 26, 2006

Solicited on behalf of the Board of Directors

The shareholder(s) of The Stanley Works appoint(s) Stillman B. Brown, Eileen S. Kraus, and John F. Lundgren or any of them, proxies, each with full power of substitution, to vote all shares of common stock of The Stanley Works held of record in the name(s) of the undersigned at the annual meeting of shareholders to be held at The Stanley Center for Learning & Innovation, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 26, 2006 at 9:30 a.m., and any adjournments or postponements thereof, with all powers the shareholder(s) would possess if personally present. The shareholder(s) hereby revoke(s) any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 and 4 AND AGAINST ITEM 5 LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

[ ]	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card - 401(k)

Please refer to the reverse side for telephone and internet voting instructions.
I hereby instruct Citibank, N.A., as trustee of the Stanley Account Value (401(k)) Plan, to vote the shares allocated to my account under that Plan as follows:

A  Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 - Eileen S. Kraus	[ ]	[ ]	02 - Lawrence A. Zimmerman	[ ]	[ ]

B Issues
The Board of Directors recommends a vote FOR proposal 2.

2. To approve Ernst & Young LLP as independent auditors for the year 2006.	For	Against	Abstain
	[ ]	[ ]	[ ]

The Board of Directors recommends a vote FOR proposal 3.

3. To approve The Stanley Works 2006 Management Incentive Compensation Plan.	For	Against	Abstain
	[ ]	[ ]	[ ]

The Board of Directors recommends a vote FOR proposal 4.

4. To approve amendments to The Stanley Works 2001 Long-Term Incentive Plan and The Stanley Works 1997 Long-Term Incentive Plan.	For	Against	Abstain
	[ ]	[ ]	[ ]

The Board of Directors recommends a vote AGAINST proposal 5.

5. To vote on a shareholder proposal urging the Board of Directors to take the necessary steps to require that all members of the Board of Directors be elected annually.	For	Against	Abstain
	[ ]	[ ]	[ ]

Confidentiality-your instructions to the trustee on how to vote the shares allocated to you under the (401(k)) Plan will be kept confidential.

D Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator or guardian, please provide your FULL title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy – The Stanley Works

Proxy for Annual Meeting of Shareholders
April 26, 2006

Solicited on behalf of the Board of Directors

This constitutes your instruction to Citibank, N.A. as trustee under the Stanley Account Value (401(k)) Plan to vote all shares of common stock of The Stanley Works held in the plan for which you may give voting instructions at the annual meeting of shareholders to be held at The Stanley Center for Learning & Innovation, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 26, 2006 at 9:30 a.m. and any adjournments or postponements thereof, as specified on the reverse side hereof. You hereby revoke any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED BY THE TRUSTEE OF THE STANLEY ACCOUNT VALUE (401(k)) PLAN IN PROPORTION TO ALLOCATED SHARES IN SUCH PLAN FOR WHICH INSTRUCTIONS ARE RECEIVED, SUBJECT TO APPLICABLE LAW. SEE “VOTING INFORMATION-VOTING YOUR SHARES HELD IN THE STANLEY ACCOUNT VALUE (401(k)) PLAN” IN THE PROXY STATEMENT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR REGISTER YOUR VOTE IMMEDIATELY VIA PHONE OR INTERNET.

Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet		To vote by Mail
•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE	•	Mark, sign and date the proxy card.
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.	•	Return the proxy card in the postage-paid envelope provided.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 2:00 a.m., Eastern Time, on April 24, 2006.
Proxies submitted by mail must be received by 2:00 a.m. Eastern Time, on April 24, 2006.
THANK YOU FOR VOTING